FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
EACH A FUND OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund) will be held at an office of Fidelity Investment Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on July 19, 2000, at 11:15 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof. Approval of each reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three reorganizations to be approved for any one of them to take place.

 (1) To approve an Agreement and Plan of Reorganization between France Fund and Fidelity Europe Fund (Europe Fund), another fund of the trust. The Agreement provides for the transfer of all of the assets of France Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of France Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of France Fund in liquidation of France Fund.

 (2) To approve an Agreement and Plan of Reorganization between Germany Fund and Europe Fund, another fund of the trust. The Agreement provides for the transfer of all of the assets of Germany Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of Germany Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of Germany Fund in liquidation of Germany Fund.

 (3) To approve an Agreement and Plan of Reorganization between United Kingdom Fund and Europe Fund, another fund of the trust. The Agreement provides for the transfer of all of the assets of United Kingdom Fund to Europe Fund in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of United Kingdom Fund's liabilities. Thereupon, Europe Fund's shares will be distributed to shareholders of United Kingdom Fund in liquidation of United Kingdom Fund.

 The Board of Trustees has fixed the close of business on May 22, 2000 as the record date for the determination of the shareholders of each of France Fund, Germany Fund and United Kingdom Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By Order of the Board of Trustees,
ERIC D. ROITER, Secretary
May 22, 2000

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1 . INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                          VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2)  ABC Trust                      Ann B. Collins, Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins, Trustee

       u/t/d 12/28/78

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

PROXY STATEMENT AND PROSPECTUS

MAY 22, 2000

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund), funds of Fidelity Investment Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of France Fund, Germany Fund and United Kingdom Fund and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, July 19, 2000 at 11:15 a.m. Eastern time at 27 State Street,10th Floor, Boston, Massachusetts 02109, an office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on proposed reorganizations (Reorganizations). Pursuant to each Agreement and Plan of Reorganization (Agreements), France Fund, Germany Fund and United Kingdom Fund would transfer all of their assets to Fidelity Europe Fund (Europe Fund), another fund of the trust, in exchange solely for shares of beneficial interest of Europe Fund and the assumption by Europe Fund of France Fund's, Germany Fund's and United Kingdom Fund's liabilities, respectively. The number of shares to be issued in the proposed Reorganizations will be based upon the relative net asset values of each of the funds at the time of the exchange. As provided in the Agreements, each of France Fund, Germany Fund and United Kingdom Fund will distribute shares of Europe Fund to its shareholders in liquidation of France Fund, Germany Fund and United Kingdom Fund, respectively, on July 24, 2000 (United Kingdom Fund), July 26, 2000 (Germany Fund) and July 28, 2000 (France Fund), or such other date as the parties may agree (the Closing Dates). Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

 Europe Fund, an equity fund, is a diversified fund of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Europe Fund's investment objective is to seek growth of capital over the long-term. Europe Fund normally invests at least 65% of its total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganizations and Europe Fund that a shareholder should know before voting on the proposed Reorganizations. The Statement of Additional Information dated May 22, 2000 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the
Prospectus (dated December 29, 1999 and supplemented    April     1,
2000), which offers shares of Europe Fund. The Statement of Additional Information for Europe Fund (dated December 29, 1999 and supplemented March 1, 2000) is available upon request. Attachment 1 contains excerpts from the Annual Report of Europe Fund dated October 31, 1999. The Prospectus and Statement of Additional Information for Europe Fund have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for France Fund, Germany Fund and United Kingdom Fund, both dated December 29, 1999 and supplemented January 29, 2000, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Fidelity Investment Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-6666. Copies of documents for France Fund, Germany Fund, United Kingdom Fund and Europe Fund are also available on the SEC's Internet Web site (http://www.sec.gov) or by paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

TABLE OF CONTENTS

<CAPTION.

Voting Information                                                                       1

Synopsis                                                                                 2

Comparison of Other Policies of The Funds                                                8

Comparison of Principal Risk Factors                                                     9

The Proposed Transactions                                                                10

Additional Information About Europe Fund                                                 17

Miscellaneous                                                                            17

Attachment 1. Excerpts from Annual Report of Fidelity Europe Fund
              Dated December 29, 1999                                                    22

Attachment 2. Annual Fund Operating Expenses and Examples of Fund
              Expenses for Certain Reorganizations                                       25

Exhibit 1. Form of Agreement and Plan of Reorganization of Fidelity
           France Fund                                                                   30

Exhibit 2. Form of Agreement and Plan of Reorganization of Fidelity Germany Fund         34

Exhibit 3. Form of Agreement and Plan of Reorganization of Fidelity United Kingdom Fund  38


PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY FRANCE FUND, FIDELITY GERMANY FUND AND FIDELITY UNITED
KINGDOM FUND
FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-6666

VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity France Fund (France Fund), Fidelity Germany Fund (Germany Fund) and Fidelity United Kingdom Fund (United Kingdom Fund) and at any adjournments thereof (the Meeting), to be held on July 19, 2000 at 11:15 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 22, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $2,000 for France Fund, $3,000 for Germany Fund and $2,000 for United Kingdom Fund. France Fund, Germany Fund and United Kingdom Fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $3,000 for France Fund, $4,000 for Germany Fund and $3,000 for United Kingdom Fund. If a fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses for each fund do not exceed that fund's voluntary expense cap of 2.00%. Expenses exceeding each fund's voluntary expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity Individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. The Custodian will vote fund shares for which it has not received such instructions in the same proportion as it votes the shares held in IRAs for which it has received instructions, but only to the extent necessary for a fund to reach quorum. Accordingly, if Fidelity IRA shareholders do not vote their shares, the Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 Shares of each fund and Fidelity Europe Fund (Europe Fund) issued and outstanding on February 29, 2000 are listed below.

France Fund           713,167

Germany Fund          2,789,343

United Kingdom Fund   282,142

Europe Fund           39,808,321

 Shareholders of record at the close of business on May 22, 2000 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of February 29, 2000, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

 To the knowledge of the trust no other shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any of the above shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganizations.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF FRANCE FUND, GERMANY FUND AND UNITED KINGDOM FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF A FUND" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES OF THE FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES OF THE FUND. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreements, and in the Prospectuses of France Fund, Germany Fund, United Kingdom Fund and Europe Fund, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Europe Fund carefully for more complete information.

 The proposed reorganizations (the Reorganizations) would merge each of France Fund, Germany Fund and United Kingdom Fund into Europe Fund, an equity fund also managed by FMR. If the Reorganizations are approved, France Fund, Germany Fund and United Kingdom Fund will cease to exist and current shareholders of each fund will become shareholders of Europe Fund instead. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

INVESTMENT OBJECTIVES AND POLICIES

 The following summarizes the investment objective and policy differences, if any, between France Fund, Germany Fund, United Kingdom Fund and Europe Fund:

 France Fund, Germany Fund and United Kingdom Fund each seeks long-term growth of capital. Europe Fund seeks growth of capital over
the long-term    through investments in securities of issuers that
have their principal activities in Europe.

 The funds normally invest their assets primarily in common stocks. The main difference among France Fund, Germany Fund, United Kingdom Fund and Europe Fund are the number of countries in which each normally invests. France Fund, Germany Fund and United Kingdom Fund normally invest 65% of their total assets in issuers of their respective countries. Europe Fund, by contrast, normally invests at least 65% of its total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom.

    Europe Fund is a diversified fund whereas France Fund, Germany Fund and United Kingdom Fund are considered non-diversified funds. A non-diversified fund may invest a significant percentage of its assets in a single issuer.

EXPENSE STRUCTURES

 Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds, as a percentage of their respective average net assets, vary from year to year. The total operating expenses (the sum of their respective management fee and other expenses) of the funds for the 12 months ended October 31, 1999 were: 0.96% for Europe Fund, 2.86% for France Fund, 1.90% for Germany Fund, and 3.56% for United Kingdom Fund. FMR has voluntarily agreed to reimburse France Fund, Germany Fund and United Kingdom Fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses) exceed 2.00%.

 France Fund, Germany Fund and United Kingdom Fund also have a 3.00%
front end sales charge.    As of March 1, 2000,     Europe Fund    no
longer has a     sales charge. In addition, each of the funds has a
redemption fee. France Fund, Germany Fund and United Kingdom Fund each charge a redemption fee of 1.50% on shares held for less than 90 days. Europe Fund charges a 1.00% redemption fee on shares held for less than 30 days. Fidelity also reserves the right to deduct an annual maintenance fee of $12.00 from accounts in each fund with a value of less than $2,500.

 In sum, the proposed mergers would provide France Fund, Germany Fund and United Kingdom Fund with an opportunity to invest in a fund with broader investment policies and lower expenses.

THE PROPOSED REORGANIZATIONS

 Shareholders of each of France Fund, Germany Fund and United Kingdom Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement applicable to that fund, which provides for the acquisition by Europe Fund of all of the assets of that fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of the liabilities of that fund. France Fund, Germany Fund and United Kingdom Fund will then distribute the shares of Europe Fund to their shareholders, so that each shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of the shareholder's shares of the applicable fund on the Closing Date (defined below). The exchange of assets for Europe Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on July 24, 2000 for United Kingdom Fund, July 26, 2000 for Germany Fund and July 28, 2000 for France Fund, or such other time and date as the parties may agree (the Closing Dates). France Fund, Germany Fund and United Kingdom Fund will then be liquidated as soon as practicable thereafter. Approval of each Reorganization will be determined solely by approval of the shareholders of the individual fund affected. It will not be necessary for all three Reorganizations to be approved for any one of them to take place.

 The funds have received an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganizations will not result in any gain or loss for federal income tax purposes to France Fund, Germany Fund, United Kingdom Fund or Europe Fund or to the shareholders of these funds. The rights and privileges of the former shareholders of France Fund, Germany Fund and United Kingdom Fund will be effectively unchanged by the Reorganizations.

 The Board of Trustees believes that the Reorganization of each fund would benefit France Fund, Germany Fund and United Kingdom Fund shareholders and recommends that shareholders vote in favor of each Reorganization.

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month. In addition to the management fee, each fund pays expenses for other services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

 France Fund, Germany Fund and United Kingdom Fund's management fee is calculated by adding a group fee rate to an individual fund fee
r   ate, dividing by twelve, and multiplying the result by each funds'
monthly average net assets throughout the mo    nth. The group fee
rate is based on the average net assets of all mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase. For October 1999, the group fee rate was 0.2805% for each fund. The individual fund fee rate is 0.45% for each fund. For the 12 months ended October 31, 1999, France Fund's, Germany Fund's and United Kingdom Fund's total management fee rates were 0.74%, 0.74% and 0.73%, respectively. France Fund's, Germany Fund's and United Kingdom Fund's total operating expense ratio (management fee and other expenses) were 2.86%, 1.90% and 3.56%, respectively. FMR has voluntarily agreed to limit the total operating expenses of France Fund, Germany Fund and United Kingdom Fund to 2.00% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 Europe Fund's management fee, by contrast, is determined by calculating a basic fee and then applying a performance adjustment. The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The performance adjustment either increases or decreases the management fee, depending on how well Europe Fund has performed relative to the Morgan Stanley Capital International Europe Index. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the Europe Fund's average net assets over the performance period. The performance adjustment rate is calculated monthly by comparing Europe Fund's performance over the most recent 36-month period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. For the 12 months ended October 31, 1999, Europe Fund's total management fee rate and total operating expense ratio were 0.60% and 0.96%, respectively.

 If shareholders approve the Reorganizations, the combined fund will retain Europe Fund's expense structure, requiring payment of a management fee and other operating expenses. If any of the proposed Reorganizations are not approved, the fund not approving the Reorganization will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following tables show the current fees and expenses of France Fund, Germany Fund, United Kingdom Fund and Europe Fund for the 12 months ended October 31,1999, adjusted to reflect current fees, and pro forma fees for the combined fund based on the same period after giving effect to all three Reorganizations.

ANNUAL FUND OPERATING EXPENSES

    The following tables describe the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for Europe Fund and Germany Fund do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for France Fund and United Kingdom Fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. Attachment 2 provides expense information for the combined fund if one or more of the Reorganizations are not approved.

   SHAREHOLDER FEES (PAID BY THE INVEST    OR DIRECTLY)

                              France Fund  Germany Fund  United Kingdom Fund  Europe Fund  Combined Fund Pro Forma

Maximum sales charge (load)    3.00%        3.00%         3.00%               None         None
on  purchases (as a % of
offering price)A

Sales charge (load) on        None         None          None                 None         None
reinvested distributions

Deferred sales charge (load)  None         None          None                 None         None
on reinvested redemptions

Redemption fee (as a % of      1.50%*       1.50%*        1.50%*               1.00%**      1.00%**
amount redeemed)


A Lower sales charges may be available for accounts over $250,000.

* Redemption fee on shares held for less than 90 days (as a % of amount redeemed).

** Redemption fee on shares held for less than 30 days (as a % of amount redeemed).

IF ALL THREE REORGANIZATIONS ARE APPROVED:

   ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSET    S)

                             France Fund  Germany Fund  United Kingdom Fund  Europe Fund  Combined Fund Pro Forma

Management Fees               0.74%        0.74%         0.73%                0.60%        0.60%

Distribution and Service     None         None          None                 None         None
(12b-1) fee

Other expenses                2.12%        1.16%         2.83%                0.36%        0.36%

Total annual fund operating   2.86%A       1.90%A        3.56%A               0.96%        0.96%
expensesB


A FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 2.00%. These arrangements can be discontinued by FMR at any time.

B    A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions the total fund operating expenses, after reimbursement if any, would have been: 1.98% for France Fund, 1.79% for Germany Fund, 1.98% for United Kingdom Fund, 0.89% for Europe Fund and 0.89% for the Combined Fund.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. Attachment 2 provides examples of the effect of fund expenses for the combined fund if one or more of the Reorganizations are not approved.

IF ALL THREE REORGANIZATIONS ARE APPROVED:

                       After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund            $ 580         $ 1,159        $ 1,763        $ 3,390

Germany Fund           $ 487         $ 879          $ 1,296        $ 2,455

United Kingdom Fund    $ 648         $ 1,359        $ 2,090        $ 4,012

Europe Fund            $ 98          $ 306          $ 531          $ 1,178

Combined Fund          $ 98          $ 306          $ 531          $ 1,178


 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

COMBINED CAPITALIZATION

 The following table shows the capitalization of France Fund, Germany Fund, United Kingdom Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganizations.

                         Net Assets       NAV per Share  Shares Outstanding

France Fund              $ 11,725,518     $ 17.95         653,378

Germany Fund             $ 22,959,137     $ 14.98         1,532,381

United Kingdom Fund      $ 6,429,508      $ 14.64         439,189

Europe Fund              $ 1,317,402,134  $ 34.09         38,641,105

Combined Fund            $ 1,358,516,297  $ 34.09         39,847,153

FORMS OF ORGANIZATION

 France Fund, Germany Fund and United Kingdom Fund are non-diversified funds of the trust, an open-end management investment company organized as a Massachusetts business trust on April 20, 1984. Europe Fund is a diversified fund of the trust. The trust is authorized to issue an unlimited number of shares of beneficial interest. Because all of the funds are series of the same Massachusetts business trust, organized under the same Declaration of Trust, the rights of the shareholders of France Fund, Germany Fund and United Kingdom Fund under state law and the governing documents are expected to remain unchanged after the Reorganizations. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

FRANCE FUND

 FMR normally invests at least 65% of France Fund's total assets in securities of French issuers. FMR normally invests France Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of France Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend France Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, France Fund may not achieve its objective.

GERMANY FUND

 FMR normally invests at least 65% of Germany Fund's total assets in securities of German issuers. FMR normally invests Germany Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of Germany Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend Germany Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, Germany Fund may not achieve its objective.

UNITED KINGDOM FUND

 FMR normally invests at least 65% of United Kingdom Fund's total assets in securities of British issuers. FMR normally invests United Kingdom Fund's assets primarily in common stocks. Because the fund is considered non-diversified, FMR may invest a significant percentage of United Kingdom Fund's assets in a single issuer. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend United Kingdom Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, United Kingdom Fund may not achieve its objective.

EUROPE FUND

 FMR normally invests at least 65% of Europe Fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks and diversifies its investments across different European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole. In buying and selling securities for Europe Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. FMR may lend Europe Fund's securities to broker-dealers or other institutions to earn income for the fund. FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, Europe Fund may not achieve its objective.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund, as that term is defined in the 1940 Act. There can be no assurance that the funds will achieve their objectives. With the exception of fundamental policies, investment policies can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares France Fund, Germany Fund and United Kingdom Fund's annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                                Annual Total Returns (periods
                                ended December 31)

                        1996     1997     1998     1999     2000**

France Fund*             25.44%   14.46%   28.92%   36.34%   2.99%

Germany Fund*            18.45%   20.33%   23.31%   16.55%   13.65%

United Kingdom Fund*     28.61%   16.78%   10.32%   14.74%   -2.06%

Europe Fund              25.63%   22.89%   20.77%   18.69%   7.05%

* Returns do not include the effect of the fund's 3.00% maximum front-end sales charge.

** Returns are from January 1, 2000 through March 31, 2000.

 If FMR had not reimbursed certain expenses, France Fund's, Germany Fund's and United Kingdom Fund's returns would have been lower.

 The following table compares France Fund's, Germany Fund's and United Kingdom Fund's individual cumulative returns to those of Europe Fund for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                     Cumulative Total Return
                  (periods ended March 31, 2000)

                        1 Year     3 Years

France Fund*             44.81%     90.42%

Germany Fund*            50.04%     81.28%

United Kingdom Fund*     6.55%      44.89%

Europe Fund              30.28%     81.92%

* Returns do not include the effect of the fund's 3.00% maximum front-end sales charge.

 If FMR had not reimbursed certain expenses, France Fund's, Germany Fund's and United Kingdom Fund's returns would have been lower.

    The tables above show that Europe Fund has had higher returns than Germany Fund and United Kingdom Fund but has had lower returns than France Fund during certain periods.

 The following graphs show the value of a hypothetical $10,000 investment in France Fund, Germany Fund and United Kingdom Fund relative to Europe Fund made on November 1, 1995 assuming any applicable sales charges were paid and all distributions were reinvested. The graph compares the cumulative returns of the funds on a monthly basis from November 1, 1995 to February 29, 2000, and illustrates the relative volatility of their performance over shorter periods of time.

             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
  1998/05/31      19357.16                    19161.02
  1998/06/30      19527.95                    19713.51
  1998/07/31      19619.05                    19896.29
  1998/08/31      16487.74                    17660.05
  1998/09/30      15485.73                    16376.52
  1998/10/31      16795.18                    18030.99
  1998/11/30      17706.10                    19077.94
  1998/12/31      18423.46                    19816.20
  1999/01/31      19231.90                    20468.32
  1999/02/28      17968.00                    19175.46
  1999/03/31      17865.52                    19389.56
  1999/04/30      18218.50                    20014.23
  1999/05/31      17763.04                    19663.45
  1999/06/30      18662.58                    20588.65
  1999/07/31      18639.80                    20857.23
  1999/08/31      19083.88                    21553.07
  1999/09/30      19562.11                    21781.13
  1999/10/29      20438.88                    22606.15
IMATRL PRASUN   SHR__CHT 19991031 19991109 144248 R00000000000051

             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
  1998/05/31      18750.07                    19367.83
  1998/06/30      19256.24                    20055.83
  1998/07/31      19960.47                    20301.79
  1998/08/31      15944.16                    16938.45
  1998/09/30      15669.08                    16560.16
  1998/10/31      16274.27                    17435.20
  1998/11/30      17132.55                    18261.47
  1998/12/31      17286.60                    18447.96
  1999/01/31      17341.62                    18214.98
  1999/02/28      16032.19                    16900.12
  1999/03/31      15261.94                    16522.94
  1999/04/30      16021.19                    17697.48
  1999/05/31      15118.90                    16576.94
  1999/06/30      15900.15                    17283.48
  1999/07/31      15900.15                    17016.61
  1999/08/31      15955.17                    17451.52
  1999/09/30      15889.15                    17232.00
  1999/10/29      16483.34                    18059.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111347 R00000000000051

             United Kingdom              FTSE Actuaries All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
  1998/05/31      16919.20                    18390.36
  1998/06/30      16790.37                    18462.12
  1998/07/31      16146.24                    18059.16
  1998/08/31      13902.51                    16565.85
  1998/09/30      14428.55                    16189.75
  1998/10/31      14986.80                    17067.41
  1998/11/30      15684.61                    17671.51
  1998/12/31      16201.58                    18175.13
  1999/01/31      16109.46                    18101.10
  1999/02/28      16512.48                    18527.57
  1999/03/31      17088.23                    19246.07
  1999/04/30      17779.13                    20125.69
  1999/05/31      16903.99                    19140.07
  1999/06/30      16834.90                    19232.10
  1999/07/31      17111.26                    19639.91
  1999/08/31      17088.23                    19666.90
  1999/09/30      16719.75                    19405.59
  1999/10/29      16857.93                    19887.49
IMATRL PRASUN   SHR__CHT 19991031 19991111 124750 R00000000000051

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. France Fund, Germany Fund and United Kingdom Fund are non-diversified funds and Europe Fund is a diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer can cause greater fluctuations (both positive and negative) in share value than would occur in a diversified fund. Generally, France Fund, Germany Fund and United Kingdom Fund do not invest more than 25% of their total assets in any one issuer and, with respect to 50% of total assets, do not invest more than 5% of their total assets in any one issuer. As a matter of fundamental policy, Europe Fund, with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of any one issuer and may not hold more than 10% of the outstanding voting securities of a single issuer.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments, and in connection therewith, assuming any associated unfunded commitments of the seller. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes.

 For more information about the risks and restrictions associated with these policies, see the funds' Prospectuses, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF EUROPE FUND FOLLOWING THE REORGANIZATIONS

 FMR does not expect Europe Fund to revise its investment policies as a result of the Reorganizations. In addition, FMR does not anticipate significant changes to Europe Fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Europe Fund in their current capacities. Thierry Serero is the current Portfolio Manager of Europe Fund.

 All of the current investments of France Fund, Germany Fund and United Kingdom Fund are permissible investments for Europe Fund. Nevertheless, if shareholders approve each of the Reorganizations, or if only some are approved, FMR may sell certain securities held by the funds and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Dates will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Dates will be borne by Europe Fund.

PURCHASES AND REDEMPTIONS

 The price to buy one share of France Fund, Germany Fund and United Kingdom Fund is the fund's net asset value per share (NAV), plus a sales charge of 3.00%. The price to buy one share of Europe Fund is the fund's NAV. Europe Fund's shares are sold without a sales charge. Shares for each fund are purchased at the next NAV calculated after an investment is received and accepted, minus any applicable sales charges. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time. Refer to each fund's Prospectus for more information regarding how to buy shares.

 The price to sell one share of each fund is the fund's NAV, minus the fund's redemption fee, as applicable. Shares will be sold at the next
NAV calculated after    your order is received in proper form    .
Each fund's NAV is normally calculated each business day at 4:00 P.M.
Eastern.

 On April 19, 2000, France Fund, Germany Fund and United Kingdom Fund closed to all new investments (except dividend reinvestments), pending the Reorganizations. Shareholders of France Fund, Germany Fund and United Kingdom Fund may redeem shares through the Closing Date of that fund's Reorganization. If the Reorganizations are approved, the purchase and redemption policies of the combined fund will remain unchanged.

EXCHANGES

 The exchange privilege currently offered by the funds is the same and is not expected to change after the Reorganizations. Shareholders of the funds may exchange their shares of a fund for shares of other Fidelity funds available in a shareholder's state. Exchanges out of France Fund, Germany Fund and United Kingdom Fund are currently subject to a 1.50% redemption fee on shares held less than 90 days, as described above in the "Expense Structures" section. Europe Fund currently imposes a 1.00% redemption fee on shares held less than 30 days, as described above in the "Expense Structures" section.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each fund normally pays dividends and capital gain distributions in December. On or before the Closing Dates, France Fund, Germany Fund and United Kingdom Fund may declare additional dividends or other distributions in order to distribute substantially all of their investment company taxable income and net realized capital gain.

 Each of France Fund, Germany Fund and United Kingdom Fund will be required to recognize gain or loss on Section 1256 contracts held by the individual fund on the last day of its taxable year which is October 31, 1999. If the Reorganizations are approved, gains or losses of Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

 Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganizations will constitute tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly,
except with respect to Section 1256 contracts a   nd stock of a
passive foreign investment company    , no gain or loss will be
recognized to the funds or their shareholders as a result of the Reorganizations. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of October 31, 1999, France Fund, Germany Fund, United Kingdom Fund and Europe Fund have capital loss carryforwards for federal
income tax purposes of approximately    $690,000, $5,231,000    ,
$2,000, and $0, respectively. Under current federal tax law, Europe Fund may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforwards transferred by France Fund, Germany Fund and United Kingdom Fund at the time of the Reorganizations ("capital loss carryforwards"). There is no assurance that Europe Fund will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforward attributable to France Fund, Germany Fund and United
Kingdom Fund will expire    between October 31, 2005 and     October
31, 2006.

COMPARISON OF PRINCIPAL RISK FACTORS

 Each fund is subject to the risks normally associated with equity funds. The funds have similar policies and permissible investments. However, France Fund, Germany Fund and United Kingdom Fund are non-diversified and may invest a greater percentage of their investments in their respective countries. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

 Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits and debt levels. Unemployment in Europe is historically high. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe.

 Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources. In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

THE PROPOSED TRANSACTIONS

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FRANCE FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of France Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of France Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of France Fund as provided for in the Agreement.

 The assets of France Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by France Fund, and any deferred or prepaid expenses shown as an asset on the books of France Fund on the Closing Date. Europe Fund will assume from France Fund all liabilities, debts, obligations, and duties of France Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that France Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to France Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund less the liabilities of France Fund as of the Closing Date. France Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of France Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in France Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, France Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each France Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of France Fund held by such shareholder on the Closing Date. France Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the France Fund shareholders and by transferring thereto shares of Europe Fund. Each France Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former France Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of France Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of France Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of France Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which France Fund is liquidated.

 Pursuant to its management contract with FMR, France Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding France Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to France Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by France Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to France Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of France Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for France Fund or Europe Fund.

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that a shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of France Fund's assets for Europe Fund's shares and the assumption of the liabilities of France Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to France Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of France Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of France Fund's liabilities, followed by the distribution by France Fund of Europe Fund shares to the shareholders of France Fund pursuant to the liquidation of France Fund and constructively in exchange for their France Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and France Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by France Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of France Fund's liabilities, followed by France Fund's subsequent distribution of those shares to shareholders in liquidation of France Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of France Fund in exchange solely for Europe Fund shares and its assumption of France Fund's liabilities;

 (iv) The shareholders of France Fund will recognize no gain or loss upon the exchange of their France Fund shares solely for Europe Fund shares;

 (v) The basis of France Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of France Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of France Fund;

 (vi) The basis of France Fund shareholders in Europe Fund shares will be the same as their basis in France Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the France Fund shareholders will include the period during which the France Fund shares to be surrendered in exchange therefor were held, provided such France Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of France Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of France Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             Net Assets       NAV per Share  Shares Outstanding

France Fund                  $ 11,725,518     $ 17.95         653,378

Europe Fund                  $ 1,317,402,134  $ 34.09         38,641,105

Pro Forma Combined Fund      $ 1,329,127,652  $ 34.09         38,985,063


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of France Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, France Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN GERMANY FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 2 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of Germany Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of Germany Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of Germany Fund as provided for in the Agreement.

 The assets of Germany Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Germany Fund, and any deferred or prepaid expenses shown as an asset on the books of Germany Fund on the Closing Date. Europe Fund will assume from Germany Fund all liabilities, debts, obligations, and duties of Germany Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Germany Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to Germany Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund less the liabilities of Germany Fund as of the Closing Date. Germany Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of Germany Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Germany Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Germany Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each Germany Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of Germany Fund held by such shareholder on the Closing Date. Germany Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the Germany Fund shareholders and by transferring thereto shares of Europe Fund. Each Germany Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former
Germany Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of Germany Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of Germany Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Germany Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Germany Fund is liquidated.

 Pursuant to its management contract with FMR, Germany Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding Germany Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to Germany Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by Germany Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to Germany Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of Germany Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for Germany Fund or Europe Fund.

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that a shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Germany Fund's assets for Europe Fund's shares and the assumption of the liabilities of Germany Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Germany Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of Germany Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of Germany Fund's liabilities, followed by the distribution by Germany Fund of Europe Fund shares to the shareholders of Germany Fund pursuant to the liquidation of Germany Fund and constructively in exchange for their Germany Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Germany Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Germany Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of Germany Fund's liabilities, followed by Germany Fund's subsequent distribution of those shares to shareholders in liquidation of Germany Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of Germany Fund in exchange solely for Europe Fund shares and its assumption of Germany Fund's liabilities;

 (iv) The shareholders of Germany Fund will recognize no gain or loss upon the exchange of their Germany Fund shares solely for Europe Fund shares;

 (v) The basis of Germany Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of Germany Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of Germany Fund;

 (vi) The basis of Germany Fund shareholders in Europe Fund shares will be the same as their basis in Germany Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the Germany Fund shareholders will include the period during which the Germany Fund shares to be surrendered in exchange therefor were held, provided such Germany Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Germany Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the Germany Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             Net Assets       NAV per Share  Shares Outstanding

Germany Fund                 $ 22,959,137     $ 14.98         1,532,381

Europe Fund                  $ 1,317,402,134  $ 34.09         38,641,105

Pro Forma Combined Fund      $ 1,340,361,271  $ 34.09         39,314,591


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Germany Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Germany Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN UNITED
KINGDOM FUND AND EUROPE FUND.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 3 to this Proxy Statement.

 The Agreement contemplates (a) Europe Fund acquiring as of the Closing Date all of the assets of United Kingdom Fund in exchange solely for shares of Europe Fund and the assumption by Europe Fund of United Kingdom Fund's liabilities; and (b) the distribution of shares of Europe Fund to the shareholders of United Kingdom Fund as provided for in the Agreement.

 The assets of United Kingdom Fund to be acquired by Europe Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by United Kingdom Fund, and any deferred or prepaid expenses shown as an asset on the books of United Kingdom Fund on the Closing Date. Europe Fund will assume from United Kingdom Fund all liabilities, debts, obligations, and duties of United Kingdom Fund of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that United Kingdom Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Europe Fund also will deliver to United Kingdom Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund less the liabilities of United Kingdom Fund as of the Closing Date. United Kingdom Fund shall then distribute the Europe Fund shares PRO RATA to its shareholders.

 The value of United Kingdom Fund's assets to be acquired by Europe Fund and the amount of its liabilities to be assumed by Europe Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in United Kingdom Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Europe Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, United Kingdom Fund will distribute to its shareholders of record the shares of Europe Fund it received, so that each United Kingdom Fund shareholder will receive the number of full and fractional shares of Europe Fund equal in value to the aggregate net asset value of shares of United Kingdom Fund held by such shareholder on the Closing Date. United Kingdom Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Europe Fund in the names of the United Kingdom Fund shareholders and by transferring thereto shares of Europe Fund. Each United Kingdom Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional shares (rounded to the third decimal place) of Europe Fund due that shareholder. Europe Fund shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former United Kingdom Fund shareholder will own shares of Europe Fund equal to the aggregate net asset value of that shareholder's shares of United Kingdom Fund immediately prior to the Reorganization. The net asset value per share of Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Europe Fund in a name other than that of the registered holder of the shares on the books of United Kingdom Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of United Kingdom Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which United Kingdom Fund is liquidated.

 Pursuant to its management contract with FMR, United Kingdom Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's voluntary expense cap. Expenses exceeding United Kingdom Fund's voluntary expense cap will be paid by FMR. In addition, there may be some transaction costs associated with portfolio adjustments to United Kingdom Fund and Europe Fund due to the Reorganization prior to the Closing Date which will be borne by United Kingdom Fund and Europe Fund, respectively. Any transaction costs associated with portfolio adjustments to United Kingdom Fund and Europe Fund due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Europe Fund which occur after the Closing Date will be borne by Europe Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Federal Income Tax Considerations."

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

 The Board of Trustees (the Board) of United Kingdom Fund and Europe Fund have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Board considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;

 (2) the historical performance of the funds;

 (3) the relative expense ratios of the funds;

 (4) the costs to be incurred by each fund as a result of the Reorganization;

 (5) the tax consequences of the Reorganization;

 (6) the relative size of the funds;

 (7) the benefit to FMR and to the shareholders of the funds.

 FMR recommended the Reorganization to the Board at a meeting of the Board on January 20, 2000. In recommending the Reorganization, FMR also advised the Board that the funds have comparable investment objectives, investment policies, permissible investments, and service features. In particular, FMR informed the Board that the funds differed primarily with respect to their expense structures and investment policies.

 The funds will receive an opinion of counsel that, except with respect to Section 1256 contracts, the Reorganization will not result in any gain or loss for Federal income tax purposes for United Kingdom Fund or Europe Fund.

 Furthermore, on January 20, 2000, the Board considered FMR's representation to the Board that if the Reorganization is approved,

 Finally, the Board considered the proposed Reorganization in the context of a general goal of eliminating small funds managed by FMR. While the elimination of small funds potentially would benefit FMR, it also should benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 The trust is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Europe Fund is one of 20 funds of the trust. Each share of Europe Fund represents an equal proportionate interest with each other share of the fund, and each such share of Europe Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Europe Fund is entitled to one vote for each dollar value of net asset value of Europe Fund that shareholder owns. Shares of Europe Fund have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the prividege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of United Kingdom Fund's assets for Europe Fund's shares and the assumption of the liabilities of United Kingdom Fund by Europe Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to United Kingdom Fund and Europe Fund, substantially to the effect that:

 (i) The acquisition by Europe Fund of all of the assets of United Kingdom Fund solely in exchange for Europe Fund shares and the assumption by Europe Fund of United Kingdom Fund's liabilities, followed by the distribution by United Kingdom Fund of Europe Fund shares to the shareholders of United Kingdom Fund pursuant to the liquidation of United Kingdom Fund and constructively in exchange for their United Kingdom Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and United Kingdom Fund and Europe Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by United Kingdom Fund upon the transfer of all of its assets to Europe Fund in exchange solely for Europe Fund shares and Europe Fund's assumption of United Kingdom Fund's liabilities, followed by United Kingdom Fund's subsequent distribution of those shares to shareholders in liquidation of United Kingdom Fund;

 (iii) No gain or loss will be recognized by Europe Fund upon the receipt of the assets of United Kingdom Fund in exchange solely for Europe Fund shares and its assumption of United Kingdom Fund's liabilities;

 (iv) The shareholders of United Kingdom Fund will recognize no gain or loss upon the exchange of their United Kingdom Fund shares solely for Europe Fund shares;

 (v) The basis of United Kingdom Fund's assets in the hands of Europe Fund will be the same as the basis of those assets in the hands of United Kingdom Fund immediately prior to the Reorganization, and the holding period of those assets in the hands of Europe Fund will include the holding period of those assets in the hands of United Kingdom Fund;

 (vi) The basis of United Kingdom Fund shareholders in Europe Fund shares will be the same as their basis in United Kingdom Fund shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Europe Fund shares to be received by the United Kingdom Fund shareholders will include the period during which the United Kingdom Fund shares to be surrendered in exchange therefor were held, provided such United Kingdom Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of United Kingdom Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

 The following table shows the capitalization of the United Kingdom Fund and Europe Fund as of October 31, 1999 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

                             Net Assets       NAV per Share  Shares Outstanding

United Kingdom Fund          $ 6,429,508      $ 14.64         439,189

Europe Fund                  $ 1,317,402,134  $ 34.09         38,641,105

Pro Forma Combined Fund      $ 1,323,831,642  $ 34.09         38,829,709


CONCLUSION

 The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board at a meeting held on January 20, 2000. The Board of Trustees of the trust determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of United Kingdom Fund and Europe Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, United Kingdom Fund will continue to engage in business as a fund of a registered investment company and the Board of the trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT EUROPE FUND

 Europe Fund's Prospectus dated December 29, 1999 and supplement dated
   April     1, 2000, is enclosed with this Proxy Statement and is
incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Europe Fund financial highlights for each of the five fiscal years ended October 31, as shown below:

EUROPE FUND

Years ended October 31,          1999         1998         1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period

Income from Investment
Operations

 Net investment income            .25 C        .39 C        .44 C      .30 C      .27

 Net realized and unrealized      3.54         4.10         5.44       4.23       2.37
gain (loss)

 Total from investment            3.79         4.49         5.88       4.53       2.64
operations

Less Distributions

 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)

 From net realized gain           (2.25)       (2.35)       (1.73)     (.81)      (.11)

 Total distributions              (2.53)       (2.74)       (1.97)     (.93)      (.31)

Redemption fees added to paid     .01          .02          .02        .01        -
in capital

Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51

TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)

Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets

Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions

Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets

Portfolio turnover rate           106%         114%         57%        45%        38%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Europe Fund shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of France Fund, Germany Fund, United Kingdom Fund and Europe Fund incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal year ended October 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. The trust is subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Investment Trust, in care of Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1
 EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY EUROPE FUND DATED OCTOBER
31, 1999.
AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Europe                  12.18%       16.69%        12.81%

Fidelity Europe   (incl.         8.82%        15.99%        12.47%
3.00% sales charge)

MSCI Europe                      12.79%       18.51%        14.50%

European Region   Funds Average  10.72%       15.72%        10.65%


AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Europe                      MS Europe (Net MA tax)
             00301                       MS002
  1989/10/31       9700.00                    10000.00
  1989/11/30      10267.55                    10555.22
  1989/12/31      10967.16                    11691.34
  1990/01/31      11104.17                    11660.01
  1990/02/28      10817.10                    11380.61
  1990/03/31      11143.31                    11541.18
  1990/04/30      10921.49                    11234.90
  1990/05/31      11593.48                    12149.26
  1990/06/30      12076.27                    12575.96
  1990/07/31      12806.98                    13105.55
  1990/08/31      11280.32                    11806.15
  1990/09/30      10164.68                    10415.73
  1990/10/31      10621.38                    11293.47
  1990/11/30      10608.33                    11406.96
  1990/12/31      10463.65                    11242.22
  1991/01/31      10670.66                    11620.50
  1991/02/28      11318.38                    12636.97
  1991/03/31      10710.72                    11788.90
  1991/04/30      10684.01                    11665.65
  1991/05/31      10730.76                    12009.76
  1991/06/30       9789.23                    11001.83
  1991/07/31      10283.36                    11763.27
  1991/08/31      10490.37                    11978.04
  1991/09/30      10870.98                    12338.01
  1991/10/31      10637.27                    12078.10
  1991/11/30      10316.75                    11793.78
  1991/12/31      10898.96                    12716.29
  1992/01/31      10947.28                    12712.63
  1992/02/29      11078.42                    12761.44
  1992/03/31      10698.79                    12314.83
  1992/04/30      11402.84                    12994.51
  1992/05/31      11961.94                    13733.98
  1992/06/30      11851.50                    13478.22
  1992/07/31      11423.54                    12996.68
  1992/08/31      11458.06                    12954.30
  1992/09/30      11278.59                    12740.05
  1992/10/31      10436.50                    11851.13
  1992/11/30      10429.59                    11845.34
  1992/12/31      10623.93                    12117.08
  1993/01/31      10567.64                    12137.44
  1993/02/28      10630.96                    12276.30
  1993/03/31      11327.50                    12907.83
  1993/04/30      11700.39                    13192.52
  1993/05/31      11841.11                    13334.45
  1993/06/30      11510.43                    13139.65
  1993/07/31      11517.46                    13184.75
  1993/08/31      12453.21                    14341.72
  1993/09/30      12439.14                    14297.17
  1993/10/31      12966.82                    14892.79
  1993/11/30      12713.53                    14571.31
  1993/12/31      13509.90                    15665.30
  1994/01/31      14484.98                    16463.06
  1994/02/28      14145.82                    15880.04
  1994/03/31      13750.13                    15430.58
  1994/04/30      14145.82                    16069.54
  1994/05/31      13601.75                    15386.46
  1994/06/30      13439.24                    15224.91
  1994/07/31      14053.97                    16022.84
  1994/08/31      14499.11                    16531.04
  1994/09/30      14301.27                    15875.53
  1994/10/31      14965.46                    16567.13
  1994/11/30      14407.26                    15932.53
  1994/12/31      14355.09                    16023.10
  1995/01/31      14046.45                    15897.66
  1995/02/28      14297.67                    16257.85
  1995/03/31      14642.19                    17012.30
  1995/04/30      15137.44                    17556.35
  1995/05/31      15438.90                    17915.81
  1995/06/30      15876.73                    18084.71
  1995/07/31      16587.30                    19027.36
  1995/08/31      16271.49                    18291.80
  1995/09/30      16989.25                    18844.37
  1995/10/31      16874.41                    18755.36
  1995/11/30      16766.74                    18888.72
  1995/12/31      17058.88                    19487.31
  1996/01/31      17111.21                    19614.70
  1996/02/29      17739.14                    19972.03
  1996/03/31      18172.71                    20210.85
  1996/04/30      18449.30                    20357.08
  1996/05/31      18980.06                    20514.39
  1996/06/30      19181.89                    20740.27
  1996/07/31      18815.60                    20480.48
  1996/08/31      19451.01                    21088.22
  1996/09/30      19779.93                    21531.95
  1996/10/31      20273.30                    22031.82
  1996/11/30      21050.75                    23148.27
  1996/12/31      21430.63                    23596.67
  1997/01/31      21342.04                    23666.75
  1997/02/28      21801.09                    23986.25
  1997/03/31      22211.83                    24768.20
  1997/04/30      22131.29                    24651.30
  1997/05/31      23162.15                    25710.57
  1997/06/30      24289.65                    27003.29
  1997/07/31      25054.75                    28273.53
  1997/08/31      23886.97                    26663.08
  1997/09/30      26101.71                    29253.92
  1997/10/31      25006.42                    27826.04
  1997/11/30      25497.69                    28260.40
  1997/12/31      26335.50                    29299.82
  1998/01/31      27347.05                    30526.31
  1998/02/28      29220.61                    32919.88
  1998/03/31      31331.68                    35271.68
  1998/04/30      32105.73                    35963.71
  1998/05/31      32396.00                    36699.89
  1998/06/30      32730.25                    37109.82
  1998/07/31      33636.25                    37850.91
  1998/08/31      27514.17                    33097.97
  1998/09/30      27047.98                    31782.99
  1998/10/31      28868.77                    34335.49
  1998/11/30      30522.44                    36170.37
  1998/12/31      31805.63                    37760.06
  1999/01/31      32242.62                    37524.82
  1999/02/28      30979.14                    36580.32
  1999/03/31      31017.14                    36987.82
  1999/04/30      31207.14                    38096.72
  1999/05/31      29696.65                    36273.79
  1999/06/30      30846.14                    36892.98
  1999/07/31      30855.64                    37242.73
  1999/08/31      31026.64                    37628.57
  1999/09/30      31017.14                    37345.98
  1999/10/29      32385.12                    38727.79
IMATRL PRASUN   SHR__CHT 19991031 19991109 144544 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $32,385 - a 223.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,728 - a 287.28% increase.

(photograph of Thierry Serero)

An interview with Thierry Serero, Portfolio Manager of Fidelity Europe
Fund

Q. HOW DID THE FUND PERFORM, THIERRY?

A. For the 12 months ending October 31, 1999, the fund returned
12.18%, while the Morgan Stanley Capital International Europe Index returned 12.79%. Meanwhile, the European region funds average, as tracked by Lipper Inc., returned 10.72%.

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PAST 12 MONTHS?

A. European stock markets rose during much of the period after interest-rate cuts in the U.S. and most other major countries helped restore investor confidence. The successful introduction of the European single currency - the euro - and strengthening economic growth in Europe provided a positive backdrop for equity investors. Increased merger and acquisition activity and upward revisions of corporate profit growth also helped the investment environment. Against this backdrop, the emergence of fears in the summer of 1999 that interest rates in Europe and the U.K. could rise had a relatively limited impact on stock markets.

Q. THE FUND OUTPERFORMED ITS PEER GROUP AVERAGE, BUT SLIGHTLY TRAILED ITS BENCHMARK RETURN. WHY?

A. During certain times within the 12-month period, the fund suffered from its heavy bias toward growth stocks and performed significantly worse than the index, particularly in the early spring of 1999 and again in July and August when many investors favored value stocks over growth. My investment style favors growth rather than value. This proved beneficial when interest rate-sensitive growth stocks reversed some of their earlier relative losses against the market, particularly in early summer and early autumn when the fund performed significantly better than the market.

Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?

A. Shares in manufacturers of mobile phone equipment, such as Nokia; operators of mobile phone networks, such as Vodafone AirTouch and Mannesmann; and operators of data networks, such as Equant, were strong contributors to performance. These companies benefited from the rapid expansion of mobile and data traffic. This is expected to continue for some time and should lead to increased growth in corporate profits. Another factor driving share prices was the ongoing merger and acquisition activity among telecommunications companies.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. The fund's two largest pharmaceutical holdings proved disappointing. Swiss company Novartis and U.K.-based Glaxo Wellcome suffered when these companies - the world's third- and fourth-largest pharmaceutical manufacturers, respectively - warned that 1999's profits would be lower than anticipated. Furthermore, they were affected, along with other pharmaceutical shares, by the preference investors had for cyclical stocks.

Q. DID YOU MAKE MAJOR CHANGES TO THE PORTFOLIO?

A. The main change I carried out this year was to increase those holdings where I had the strongest conviction. This resulted in a reduction of holdings in the fund and sharpened the focus on the most attractive companies within each sector. Overall, the emphasis continues to be on growth stocks, but the type of growth stocks held has changed. A year ago the majority of the holdings were restructuring stories, but now the fund contains many long-term growth stories that are not dependent on a strong economy to grow their business. Examples are Equant and Synthes-Stratec. A second group includes companies that have implemented their restructuring programs and are poised to benefit in terms of long-term growth in revenues and profits. Examples of this are Mannesmann or Preussag.

Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKET?

A. Improving economic growth prospects have resulted in increased inflationary expectations as shown by the rise in bond yields earlier this year. While smaller and cyclical companies performed better than growth companies in this environment, I believe these conditions will not continue. In my opinion, the low-inflation environment, in place through much of the 1990s, will re-emerge as the dominant influence on the stock market over the longer term. Such an environment restricts the ability of companies to increase prices and, consequently, forces them to continue to improve profitability by controlling costs, increasing market share and becoming more competitive. The portfolio is positioned to benefit from companies' long-term growth in revenues and profits against a background of low inflation, and I believe that we have identified those companies that should perform relatively well in this environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH OCTOBER 31, 1999. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS.

ATTACHMENT 2
ANNUAL FUND OPERATING EXPENSES FOR CERTAIN REORGANIZATIONS (AS OF
10/31/99)
IF JUST THE FRANCE FUND REORGANIZATION IS APPROVED:

                                France Fund  Europe Fund  Pro Forma Expenses Combined
                                                          Fund

Management Fees                  0.74%        0.60%        0.60%

Distribution and Service        None         None         None
(12b-1) fee

Other Expenses                   2.12%        0.36%        0.36%

Total Fund Operating ExpensesB   2.86%A       0.96%        0.96%


EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund    $ 580         $ 1,159        $ 1,763        $ 3,390

Europe Fund    $ 98          $ 306          $ 531          $ 1,178

Combined Fund  $ 98          $ 306          $ 531          $ 1,178

IF JUST THE GERMANY FUND REORGANIZATION IS APPROVED:

                                Germany Fund  Europe Fund  Pro Forma Expenses Combined
                                                           Fund

Management Fees                  0.74%         0.60%        0.60%

Distribution and Service        None          None         None
(12b-1) fee

Other Expenses                   1.16%         0.36%        0.36%

Total Fund Operating ExpensesB   1.90%A        0.96%        0.96%



EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

Germany Fund   $ 487         $ 879          $ 1,296        $ 2,455

Europe Fund    $ 98          $ 306          $ 531          $ 1,178

Combined Fund  $ 98          $ 306          $ 531          $ 1,178

IF JUST THE UNITED KINGDOM FUND REORGANIZATION IS APPROVED:

                                United Kingdom Fund   Europe Fund   Pro Forma Expenses Combined
                                                                    Fund

Management Fees                  0.73%                 0.60%         0.60%

Distribution and Service        None                  None          None
(12b-1) fee

Other Expenses                   2.83%                 0.36%         0.36%

Total Fund Operating ExpensesB   3.56%A                0.96%         0.96%


A FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 2.00%. These arrangements can be discontinued by FMR at any time.

B The total operating expenses provided for each fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. Including these reductions, the total fund operating expenses, after reimbursement would have been 1.98% for France Fund, 1.79% for Germany Fund, 1.98% for United Kingdom Fund, 0.89% for Europe Fund, and 0.89% for the Combined Fund.

EXAMPLE:

                      After 1 Year  After 3 Years  After 5 Years  After 10 Years

United Kingdom Fund   $ 648         $ 1,359        $ 2,090        $ 4,012

Europe Fund           $ 98          $ 306          $ 531          $ 1,178

Combined Fund         $ 98          $ 306          $ 531          $ 1,178


IF JUST THE FRANCE FUND AND GERMANY FUND REORGANIZATIONS ARE APPROVED:

                                France Fund  Germany Fund   Europe Fund   Pro Forma Expenses Combined
                                                                          Fund

Management Fees                  0.74%        0.74%          0.60%         0.60%

Distribution and Service        None         None           None          None
(12b-1) fee

Other Expenses                   2.12%        1.16%          0.36%         0.36%

Total Fund Operating ExpensesB   2.86%A       1.90%A         0.96%         0.96%


EXAMPLE:
               After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund    $ 580         $ 1,159        $ 1,763        $ 3,390

Germany Fund   $ 487         $ 879          $ 1,296        $ 2,455

Europe Fund    $ 98          $ 306          $ 531          $ 1,178

Combined Fund  $ 98          $ 306          $ 531          $ 1,178

IF JUST THE FRANCE FUND AND UNITED KINGDOM FUND REORGANIZATIONS ARE
APPROVED:

                                France Fund  United Kingdom Fund  Europe Fund  Pro Forma Expenses Combined
                                                                               Fund

Management Fees                  0.74%        0.73%                0.60%        0.60%

Distribution and Service        None         None                 None         None
(12b-1) fee

Other Expenses                   2.12%        2.83%                0.36%        0.36%

Total Fund Operating ExpensesB   2.86%A       3.56%A               0.96%        0.96%


EXAMPLE:

                     After 1 Year  After 3 Years  After 5 Years  After 10 Years

France Fund          $ 580         $ 1,159        $ 1,763        $ 3,390

United Kingdom Fund  $ 648         $ 1,359        $ 2,090        $ 4,012

Europe Fund          $ 98          $ 306          $ 531          $ 1,178

Combined Fund        $ 98          $ 306          $ 531          $ 1,178


A FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 2.00%. These arrangements can be discontinued by FMR at any time.

B The total operating expenses provided for each fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. Including these reductions, the total fund operating expenses, after reimbursement would have been 1.98% for France Fund, 1.79% for Germany Fund, 1.98% for United Kingdom Fund, 0.89% for Europe Fund, and 0.89% for the Combined Fund.

IF JUST THE GERMANY FUND AND UNITED KINGDOM FUND REORGANIZATIONS ARE
APPROVED:

                                Germany Fund  United Kingdom Fund  Europe Fund  Pro Forma Expenses Combined
                                                                                Fund

Management Fees                  0.74%         0.73%                0.60%        0.60%

Distribution and Service        None          None                 None         None
(12b-1) fee

Other Expenses                   1.16%         2.83%                0.36%        0.36%

Total Fund Operating ExpensesB   1.90%A        3.56%A               0.96%        0.96%


EXAMPLE:

                     After 1 Year  After 3 Years  After 5 Years  After 10 Years

Germany Fund         $ 487         $ 879          $ 1,296        $ 2,455

United Kingdom Fund  $ 648         $ 1,359        $ 2,090        $ 4,012

Europe Fund          $ 98          $ 306          $ 531          $ 1,178

Combined Fund        $ 98          $ 306          $ 531          $ 1,178


A FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 2.00%. These arrangements can be discontinued by FMR at any time.

B The total operating expenses provided for each fund do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. Including these reductions, the total fund operating expenses, after reimbursement would have been 1.98% for France Fund, 1.79% for Germany Fund, 1.98% for United Kingdom Fund, 0.89% for Europe Fund, and 0.89% for the Combined Fund.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity France Fund (France Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and France Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of France Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of France Fund's liabilities; and (b) the constructive distribution of such shares by France Fund PRO RATA to its shareholders in complete liquidation and termination of France Fund in exchange for all of France Fund's outstanding shares. France Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund on the Closing Date (as defined in Section 6), which France Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FRANCE FUND. France Fund represents and warrants to and agrees with Europe Fund that:

 (a) France Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of France Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of France Fund, threatened against France Fund which assert liability on the part of France Fund. France Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) France Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of France Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which France Fund is a party or by which France Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which France Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of France Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) France Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of France Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of France Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to France Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to France Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of France Fund (other than this Agreement) will be terminated without liability to France Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by France Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) France Fund has filed or will file all federal and state tax returns which, to the knowledge of France Fund's officers, are required to be filed by France Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of France Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) France Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of France Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of France Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, France Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of France Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of France Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire France Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of France Fund, and this Agreement constitutes a valid and binding obligation of France Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with France Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to France Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to France Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to France Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of France Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of France Fund and to the other terms and conditions contained herein, France Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of France Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of France Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to France Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of France Fund transferred hereunder, less the value of the liabilities of France Fund, determined as provided for under Section 4.

 (b) The assets of France Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by France Fund, and any deferred or prepaid expenses shown as an asset on the books of France Fund on the Closing Date. France Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of France Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of France Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, France Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, France Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in France Fund and France Fund will be liquidated in accordance with France Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the France Fund shareholders and transferring the Europe Fund Shares thereto. Each France Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding France Fund shares, including any represented by certificates, shall simultaneously be canceled on France Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of France Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on France Fund's books of the France Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to France Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of France Fund transferred hereunder less the liabilities of France Fund, determined as provided in this
Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to France Fund, the value of the assets of France Fund transferred hereunder, and the value of the liabilities of France Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of France Fund shall be computed in the manner set forth in the then-current France Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for France Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) France Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and France Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 28, 2000, or at some other time, date, and place agreed to by France Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of France Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FRANCE FUND.

 (a) France Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of France Fund.

 (b) France Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, France Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date France Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That France Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of France Fund made in this Agreement are true and correct in all material respects and that France Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That France Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of France Fund;

 (c) That, on or prior to the Closing Date, France Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of France Fund substantially all of France Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That France Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on France Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That France Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of France Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) France Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That France Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of France Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That France Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of France Fund;

 (h) That France Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in France Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of France Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of France Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, France Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of France Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FRANCE FUND.

 (a) That Europe Fund shall have executed and delivered to France Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of France Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to France Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That France Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to France Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to France Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND FRANCE FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of France Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or France Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or France Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and France Fund, threatened by the Commission; and

 (f) That Europe Fund and France Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and France Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and France Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by France Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of France Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of France Fund in liquidation of France Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of France Fund's assets in exchange solely for the Europe Fund Shares and the assumption of France Fund's liabilities;

  (iv) The basis of France Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in France Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from France Fund will include France Fund's holding period in such assets;

  (vi) A France Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in France Fund for the Europe Fund Shares in the Reorganization;

  (vii) A France Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the France Fund shares exchanged therefor;

  (viii) A France Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of France Fund shares exchanged, provided that those France Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither France Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND FRANCE FUND.

 (a) Europe Fund and France Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) France Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) France Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of France Fund's shares; and

 (d) France Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, France Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and France Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or France Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of France Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or France Fund; provided, however, that following the shareholders' meeting called by France Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to France Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity Germany Fund (Germany Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and Germany Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Germany Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of Germany Fund's liabilities; and (b) the constructive distribution of such shares by Germany Fund PRO RATA to its shareholders in complete liquidation and termination of Germany Fund in exchange for all of Germany Fund's outstanding shares. Germany Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund on the Closing Date (as defined in Section 6), which Germany Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF GERMANY FUND. Germany Fund represents and warrants to and agrees with Europe Fund that:

 (a) Germany Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Germany Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Germany Fund, threatened against Germany Fund which assert liability on the part of Germany Fund. Germany Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Germany Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Germany Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Germany Fund is a party or by which Germany Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Germany Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Germany Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Germany Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Germany Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of Germany Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Germany Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Germany Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Germany Fund (other than this Agreement) will be terminated without liability to Germany Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Germany Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Germany Fund has filed or will file all federal and state tax returns which, to the knowledge of Germany Fund's officers, are required to be filed by Germany Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Germany Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Germany Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Germany Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Germany Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Germany Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Germany Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Germany Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire Germany Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Germany Fund, and this Agreement constitutes a valid and binding obligation of Germany Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with Germany Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to Germany Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Germany Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to Germany Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of Germany Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Germany Fund and to the other terms and conditions contained herein, Germany Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of Germany Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of Germany Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Germany Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of Germany Fund transferred hereunder, less the value of the liabilities of Germany Fund, determined as provided for under Section 4.

 (b) The assets of Germany Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Germany Fund, and any deferred or prepaid expenses shown as an asset on the books of Germany Fund on the Closing Date. Germany Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Germany Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of Germany Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Germany Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Germany Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in Germany Fund and Germany Fund will be liquidated in accordance with Germany Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the Germany Fund shareholders and transferring the Europe Fund Shares thereto. Each Germany Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding Germany Fund shares, including any represented by certificates, shall simultaneously be canceled on Germany Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Germany Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on Germany Fund's books of the Germany Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to Germany Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of Germany Fund transferred hereunder less the liabilities of Germany Fund, determined as provided in this
Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to Germany Fund, the value of the assets of Germany Fund transferred hereunder, and the value of the liabilities of Germany Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Germany Fund shall be computed in the manner set forth in the then-current Germany Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Germany Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) Germany Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and Germany Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 26, 2000, or at some other time, date, and place agreed to by Germany Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Germany Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF GERMANY FUND.

 (a) Germany Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of Germany Fund.

 (b) Germany Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, Germany Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Germany Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That Germany Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Germany Fund made in this Agreement are true and correct in all material respects and that Germany Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Germany Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Germany Fund;

 (c) That, on or prior to the Closing Date, Germany Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Germany Fund substantially all of Germany Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Germany Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on Germany Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That Germany Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of Germany Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) Germany Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Germany Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of Germany Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Germany Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Germany Fund;

 (h) That Germany Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in Germany Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Germany Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Germany Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, Germany Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of Germany Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF GERMANY FUND.

 (a) That Europe Fund shall have executed and delivered to Germany Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of Germany Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to Germany Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Germany Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Germany Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to Germany Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND GERMANY FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Germany Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or Germany Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or Germany Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and Germany Fund, threatened by the Commission; and

 (f) That Europe Fund and Germany Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and Germany Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Germany Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Germany Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of Germany Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of Germany Fund in liquidation of Germany Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of Germany Fund's assets in exchange solely for the Europe Fund Shares and the assumption of Germany Fund's liabilities;

  (iv) The basis of Germany Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in Germany Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from Germany Fund will include Germany Fund's holding period in such assets;

  (vi) A Germany Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Germany Fund for the Europe Fund Shares in the Reorganization;

  (vii) A Germany Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the Germany Fund shares exchanged therefor;

  (viii) A Germany Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of Germany Fund shares exchanged, provided that those Germany Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Germany Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND GERMANY FUND.

 (a) Europe Fund and Germany Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Germany Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Germany Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of Germany Fund's shares; and

 (d) Germany Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated
Declaration of Trust in accordance with applicable law and after the Closing Date, Germany Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and Germany Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or Germany Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Germany Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or Germany Fund; provided, however, that following the shareholders' meeting called by Germany Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to Germany Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of May 22, 2000, by and between Fidelity United Kingdom Fund (United Kingdom Fund) and Fidelity Europe Fund (Europe Fund), funds of Fidelity Investment Trust (the trust). The trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts with its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Europe Fund and United Kingdom Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of United Kingdom Fund to Europe Fund solely in exchange for shares of beneficial interest in Europe Fund (the Europe Fund Shares) and the assumption by Europe Fund of United Kingdom Fund's liabilities; and
(b) the constructive distribution of such shares by United Kingdom Fund PRO RATA to its shareholders in complete liquidation and termination of in exchange for all of United Kingdom Fund's outstanding shares. United Kingdom Fund shall receive shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund on the Closing Date (as defined in Section 6), which United Kingdom Fund shall then distribute PRO RATA to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF UNITED KINGDOM FUND. United
Kingdom Fund represents and warrants to and agrees with Europe Fund that:

 (a) United Kingdom Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of United Kingdom Fund dated December 29, 1999, [and supplement dated January 29, 2000], previously furnished to Europe Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of United Kingdom Fund, threatened against United Kingdom Fund which assert liability on the part of United Kingdom Fund. United Kingdom Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) United Kingdom Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of United Kingdom Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which United Kingdom Fund is a party or by which United Kingdom Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which United Kingdom Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of United Kingdom Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Europe Fund. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) United Kingdom Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of United Kingdom Fund's business as an investment company since October 31, 1999;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Investment Trust on Form N-14 relating to the shares of Europe Fund issuable hereunder and the proxy statement of United Kingdom Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to United Kingdom Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to United Kingdom Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of United Kingdom Fund (other than this Agreement) will be terminated without liability to United Kingdom Fund prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by United Kingdom Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) United Kingdom Fund has filed or will file all federal and state tax returns which, to the knowledge of United Kingdom Fund's officers, are required to be filed by United Kingdom Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of United Kingdom Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) United Kingdom Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of United Kingdom Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of United Kingdom Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Europe Fund in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, United Kingdom Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of United Kingdom Fund to be transferred to Europe Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of United Kingdom Fund's portfolio securities and any such other assets as contemplated by this Agreement, Europe Fund will acquire United Kingdom Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Europe Fund) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of United Kingdom Fund, and this Agreement constitutes a valid and binding obligation of United Kingdom Fund enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF EUROPE FUND. Europe Fund represents and warrants to and agrees with United Kingdom Fund that:

 (a) Europe Fund is a series of Fidelity Investment Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Investment Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Europe Fund, dated December 29, 1999 and supplement dated [March 1, 2000], previously furnished to United Kingdom Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Europe Fund, threatened against Europe Fund which assert liability on the part of Europe Fund. Europe Fund knows of no facts which might form the basis for the institution of such proceedings;

 (e) Europe Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Europe Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Europe Fund is a party or by which Europe Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Europe Fund is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Europe Fund at October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to United Kingdom Fund . Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Europe Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1999 and those incurred in the ordinary course of Europe Fund's business as an investment company since October 31, 1999;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Europe Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Europe Fund has filed or will file all federal and state tax returns which, to the knowledge of Europe Fund's officers, are required to be filed by Europe Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Europe Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Europe Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on October 31, 2000;

 (k) As of the Closing Date, the shares of beneficial interest of Europe Fund to be issued to United Kingdom Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Europe Fund, and no shareholder of Europe Fund will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Europe Fund, and this Agreement constitutes a valid and binding obligation of Europe Fund enforceable in accordance with its terms, subject to approval by the shareholders of United Kingdom Fund;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Europe Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Europe Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Europe Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Europe Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of United Kingdom Fund and to the other terms and conditions contained herein, United Kingdom Fund agrees to assign, sell, convey, transfer, and deliver to Europe Fund as of the Closing Date all of the assets of United Kingdom Fund of every kind and nature existing on the Closing Date. Europe Fund agrees in exchange therefor: (i) to assume all of United Kingdom Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to United Kingdom Fund the number of full and fractional shares of Europe Fund having an aggregate net asset value equal to the value of the assets of United Kingdom Fund transferred hereunder, less the value of the liabilities of United Kingdom Fund, determined as provided for under Section 4.

 (b) The assets of United Kingdom Fund to be acquired by Europe Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by United Kingdom Fund, and any deferred or prepaid expenses shown as an asset on the books of United Kingdom Fund on the Closing Date. United Kingdom Fund will pay or cause to be paid to Europe Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Europe Fund hereunder, and Europe Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of United Kingdom Fund to be assumed by Europe Fund shall include (except as otherwise provided for herein) all of United Kingdom Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, United Kingdom Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, United Kingdom Fund will constructively distribute PRO RATA to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Europe Fund Shares in exchange for such shareholders' shares of beneficial interest in United Kingdom Fund and United Kingdom Fund will be liquidated in accordance with United Kingdom Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Europe Fund's share transfer books in the names of the United Kingdom Fund shareholders and transferring the Europe Fund Shares thereto. Each United Kingdom Fund shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Europe Fund Shares due that shareholder. All outstanding United Kingdom Fund shares, including any represented by certificates, shall simultaneously be canceled on United Kingdom Fund's share transfer records. Europe Fund shall not issue certificates representing the Europe Fund Shares in connection with the Reorganization.

 (e) Any reporting responsibility of United Kingdom Fund is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Europe Fund Shares in a name other than that of the registered holder on United Kingdom Fund's books of the United Kingdom Fund shares constructively exchanged for the Europe Fund Shares shall be paid by the person to whom such Europe Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Europe Fund will deliver to United Kingdom Fund the number of Europe Fund Shares having an aggregate net asset value equal to the value of the assets of United Kingdom Fund transferred hereunder less the liabilities of United Kingdom Fund, determined as provided in this Section 4.

 (c) The net asset value per share of the Europe Fund Shares to be delivered to United Kingdom Fund, the value of the assets of United Kingdom Fund transferred hereunder, and the value of the liabilities of United Kingdom Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Europe Fund Shares shall be computed in the manner set forth in the then-current Europe Fund Prospectus and Statement of Additional Information, and the value of the assets and liabilities of United Kingdom Fund shall be computed in the manner set forth in the then-current United Kingdom Fund Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for United Kingdom Fund and Europe Fund.

5. FEES; EXPENSES.

 (a) United Kingdom Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the Fund's 2.00% expense cap. Expenses exceeding the Fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Europe Fund will be borne by Europe Fund.

 (b) Each of Europe Fund and United Kingdom Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on July 24, 2000, or at some other time, date, and place agreed to by United Kingdom Fund and Europe Fund (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of United Kingdom Fund and the net asset value per share of Europe Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF UNITED KINGDOM FUND.

 (a) United Kingdom Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation of United Kingdom Fund.

 (b) United Kingdom Fund agrees that as soon as reasonably practicable after distribution of the Europe Fund Shares, United Kingdom Fund shall be terminated as a series of Fidelity Investment Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date United Kingdom Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF EUROPE FUND.

 (a) That United Kingdom Fund furnishes to Europe Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of United Kingdom Fund made in this Agreement are true and correct in all material respects and that United Kingdom Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That United Kingdom Fund furnishes Europe Fund with copies of the resolutions, certified by an officer of Fidelity Investment Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of United Kingdom Fund;

 (c) That, on or prior to the Closing Date, United Kingdom Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of United Kingdom Fund substantially all of United Kingdom Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That United Kingdom Fund shall deliver to Europe Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on United Kingdom Fund's behalf by its Treasurer or Assistant Treasurer;

 (e) That United Kingdom Fund's custodian shall deliver to Europe Fund a certificate identifying the assets of United Kingdom Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Europe Fund; (ii) United Kingdom Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That United Kingdom Fund's transfer agent shall deliver to Europe Fund at the Closing a certificate setting forth the number of shares of United Kingdom Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That United Kingdom Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Europe Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of United Kingdom Fund;

 (h) That United Kingdom Fund delivers to Europe Fund a certificate of an officer of Fidelity Investment Trust, dated as of the Closing Date, that there has been no material adverse change in United Kingdom Fund's financial position since October 31, 1999, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of United Kingdom Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of United Kingdom Fund or its transfer agent by Europe Fund or its agents shall have revealed otherwise, United Kingdom Fund shall have taken all actions that in the opinion of Europe Fund are necessary to remedy any prior failure on the part of United Kingdom Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF UNITED KINGDOM FUND.

 (a) That Europe Fund shall have executed and delivered to United Kingdom Fund an Assumption of Liabilities, certified by an officer of Fidelity Investment Trust, dated as of the Closing Date pursuant to which Europe Fund will assume all of the liabilities of United Kingdom Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Europe Fund furnishes to United Kingdom Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Investment Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Europe Fund made in this Agreement are true and correct in all material respects, and Europe Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That United Kingdom Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to United Kingdom Fund and Europe Fund, to the effect that the Europe Fund Shares are duly authorized and upon delivery to United Kingdom Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Europe Fund (except as disclosed in Europe Fund's Statement of Additional Information) and no shareholder of Europe Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF EUROPE FUND AND UNITED KINGDOM FUND.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of United Kingdom Fund;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Europe Fund or United Kingdom Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Europe Fund or United Kingdom Fund, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Europe Fund and United Kingdom Fund, threatened by the Commission; and

 (f) That Europe Fund and United Kingdom Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Europe Fund and United Kingdom Fund that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and United Kingdom Fund and Europe Fund will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by United Kingdom Fund upon the transfer of all of its assets to Europe Fund in exchange solely for the Europe Fund Shares and the assumption of United Kingdom Fund's liabilities followed by the distribution of those Europe Fund Shares to the shareholders of United Kingdom Fund in liquidation of United Kingdom Fund;

  (iii) No gain or loss will be recognized by Europe Fund on the receipt of United Kingdom Fund's assets in exchange solely for the Europe Fund Shares and the assumption of United Kingdom Fund's liabilities;

  (iv) The basis of United Kingdom Fund's assets in the hands of Europe Fund will be the same as the basis of such assets in United Kingdom Fund's hands immediately prior to the Reorganization;

  (v) Europe Fund's holding period in the assets to be received from United Kingdom Fund will include United Kingdom Fund's holding period in such assets;

  (vi) A United Kingdom Fund shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in United Kingdom Fund for the Europe Fund Shares in the Reorganization;

  (vii) A United Kingdom Fund shareholder's basis in the Europe Fund Shares to be received by him or her will be the same as his or her basis in the United Kingdom Fund shares exchanged therefor;

  (viii) A United Kingdom Fund shareholder's holding period for his or her Europe Fund Shares will include the holding period of United Kingdom Fund shares exchanged, provided that those United Kingdom Fund shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither United
Kingdom Fund nor Europe Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF EUROPE FUND AND UNITED KINGDOM FUND.

 (a) Europe Fund and United Kingdom Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) United Kingdom Fund covenants that it is not acquiring the Europe Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) United Kingdom Fund covenants that it will assist Europe Fund in obtaining such information as Europe Fund reasonably requests concerning the beneficial ownership of United Kingdom Fund's shares; and

 (d) United Kingdom Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, United Kingdom Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Europe Fund and United Kingdom Fund may terminate this Agreement by mutual agreement. In addition, either Europe Fund or United Kingdom Fund may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of United Kingdom Fund or Europe Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Europe Fund or United Kingdom Fund; provided, however, that following the shareholders' meeting called by United Kingdom Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Europe Fund Shares to be paid to United Kingdom Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

                                          CUSIP# 315910794/FUND# 345
EFG-pxs-0500                              CUSIP# 315910786/FUND# 346
1.740412.100                              CUSIP# 315910745/FUND# 344

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund into Fidelity Europe Fund. A shareholder meeting is scheduled for July 19, 2000. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed mergers and has recommended that the proposed mergers be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed mergers are in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of the France, Germany and United Kingdom funds with an opportunity to invest in a fund with broader investment policies and lower expenses. The investment objective of each fund is long-term growth of capital. The principal difference between the funds are the specific regions in which each normally invests. Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund normally invest 65% of their total assets in issuers of their respective countries. The Fidelity Europe Fund must invest 65% of its total assets in securities of issuers in Europe, which is defined to include 29 different countries (including France, Germany and the United Kingdom). We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of the proposed mergers.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of each fund on the record date (May 22, 2000). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-6666. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

Shareholders of the respective funds are being asked to vote on the following proposals:
1. To approve an Agreement and Plan of Reorganization between Fidelity France Fund and Fidelity Europe Fund.
2. To approve an Agreement and Plan of Reorganization between Fidelity Germany Fund and Fidelity Europe Fund.
3. To approve an Agreement and Plan of Reorganization between Fidelity United Kingdom Fund and Fidelity Europe Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?

The proposed mergers would allow shareholders in the Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund to invest in a fund with a similar investment objective (long-term capital of growth), and to benefit from the significantly lower annual operating expenses of Fidelity Europe Fund.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?

All of the funds seek long-term growth of capital and invest primarily in common stocks.

WHO IS THE FUND MANAGER FOR THESE FUNDS?

Alexandra Hartmann currently manages the France and Germany funds, while Fred Gautier currently manages the United Kingdom Fund. The Europe Fund is managed by Thierro Serero. It is anticipated that Mr. Serero will manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

Each fund pays its management fee and other expenses separately. The management fees and other expenses of the funds vary from year to year, as a percentage of their respective average net assets. The total operating expenses (the sum of their respective management fee and other expenses) of the funds for the 12 months ended October 31, 1999 were: 0.96% for Europe Fund, 2.86% for France Fund, 1.90% for Germany Fund, and 3.56% for United Kingdom Fund. Fidelity Management & Research Company (FMR) has voluntarily agreed to reimburse France Fund, Germany Fund and United Kingdom Fund to the extent that total operating expenses exceed 2.00%.

France Fund, Germany Fund and United Kingdom Fund also have a 3.00% front-end sales charge. Europe Fund does not have a sales charge. In addition, each of the funds has a redemption fee. France Fund, Germany Fund and United Kingdom Fund each charge a redemption fee of 1.50% on shares held less than 90 days. Europe Fund charges a 1.00% redemption fee on shares held for less than 30 days.
If the merger is approved by shareholders, the combined fund will retain Europe Fund's expense structure, requiring payment of a management fee and other operating expenses, and applying a performance adjustment to the management fee.

ARE THE MERGERS CONSIDERED TAXABLE EVENTS FOR FEDERAL INCOME TAX
PURPOSES?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY EUROPE FUND AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?

If the proposal is approved, the combined fund is anticipated to have over $1.3 billion in assets.

The table below shows average annual total returns for Fidelity France Fund, Fidelity Germany Fund, Fidelity United Kingdom Fund, Fidelity Europe Fund and the Lipper European Region Funds average over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.


AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2000*

                              1 YEAR  3 YEARS  5 YEARS/  10 YEARS
                                               LIFE**

Fidelity France Fund          40.46%  22.70%   24.02     N/A

Fidelity Germany Fund         45.53%  20.70%   20.64     N/A

Fidelity United Kingdom Fund  3.35%   12.01%   14.53     N/A

Fidelity Europe Fund          30.28%  22.08%   22.51%    13.75%

Lipper European Region Funds  33.83%  20.74%   21.39%    11.94%
average***

* Average annual total returns are historical and include change in share price, reinvestment of dividends and capital gains, if any, and the effect of Fidelity France, Germany, and United Kingdom Fund's 3% sales charge. Prior to 3/1/00, Fidelity Europe Fund had a 3% sales charge. This sales charge is not reflected in the average annual returns shown above.
** Life of Fund returns for France, Germany and United Kingdom Fund are from 11/1/95.
*** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY EUROPE FUND THAT I WILL RECEIVE?

As of the close of business of the New York Stock Exchange on the Closing Dates of the mergers, shareholders will receive the number of full and fractional shares of Fidelity Europe Fund that is equal in value to the net asset value of their respective shares of Fidelity France, Germany, and/or United Kingdom Fund on that date. The anticipated closing date for France Fund is July 28, 2000. The anticipated closing date for Germany Fund is July 26, 2000, and the anticipated closing date for United Kingdom Fund is July 24, 2000.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

To facilitate receiving sufficient votes, we will need to take further action. We, or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (July 19, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

Yes. The Board of Trustees has unanimously approved the proposals and recommends that you vote to approve each one.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity France, Germany, and/or United Kingdom Fund on the record date. The record date is May 22, 2000.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY FRANCE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity France Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on July 19, 2000 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date

_______________________________________

_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                        cusip # 315910794 fund # 345

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________

1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   France Fund and
    Fidelity Europe Fund.

FRA-PXC-0700                            cusip # 315910794 fund # 345

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY GERMANY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Germany Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th floor, Boston, MA 02109, on July 19, 2000 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date__________________________________

______________________________________

______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                        cusip # 315910786 fund # 346

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________

1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   Germany Fund and
    Fidelity Europe Fund.

GER-PXC-0700                            cusip # 315910786 fund # 346

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:
FIDELITY UNITED KINGDOM FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Thomas R. Williams, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity United Kingdom Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th floor, Boston, MA 02109, on July 19, 2000 at 11:15 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date___________________________________

_______________________________________

_______________________________________

      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

                                         cusip # 315910745 fund# 344

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
----------------------------------------------------------------------
______________________________________________________________________

1.  (1) To approve an Agreement  FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    and    Plan of
    Reorganization between
    Fidelity   United Kingdom
    Fund and Fidelity   Europe
    Fund.

UTY-PXC-0700                            cusip # 315910745 fund # 344

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS


                                Fund Number  TRADING SYMBOL

Fidelity Canada Fund            309          FICDX

Fidelity Emerging Markets Fund  322          FEMKX

Fidelity Europe Fund            301          FIEUX

Fidelity Europe Capital         341          FECAX
Appreciation Fund

Fidelity Hong Kong and China    352          FHKCX
Fund

Fidelity Japan Fund             350          FJPNX

Fidelity Japan Smaller          360          FJSCX
Companies Fund (formerly
Japan Small Companies Fund)

Fidelity Latin America Fund     349          FLATX

Fidelity Nordic Fund            342          FNORX

Fidelity Pacific Basin Fund     302          FPBFX

Fidelity Southeast Asia Fund    351          FSEAX


PROSPECTUS
DECEMBER 29, 1999

(FIDELITY_LOGO_GRAPHIC)(registered trademark)
82 DEVONSHIRE STREET, BOSTON, MA 02109

CONTENTS


FUND SUMMARY             42  INVESTMENT SUMMARY

                         48  PERFORMANCE

                         56  FEE TABLE

FUND BASICS              62  INVESTMENT DETAILS

                         66  VALUING SHARES

SHAREHOLDER INFORMATION  66  BUYING AND SELLING SHARES

                         74  EXCHANGING SHARES

                         74  ACCOUNT FEATURES AND POLICIES

                         77  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         77  TAX CONSEQUENCES

FUND SERVICES            78  FUND MANAGEMENT

                         80  FUND DISTRIBUTION

APPENDIX                 81  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY
INVESTMENT OBJECTIVE

CANADA FUND seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.

(small solid bullet) Potentially investing in securities of U.S.
issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN CANADA. The Canadian economy can be significantly affected by the U.S. economy and the
price of natural resources.    Periodic demands by the Province of
Quebec for sovereignty could significantly affect the Canadian market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

EMERGING MARKETS FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of issuers in emerging markets (countries that have an emerging stock market as defined by the International Finance
Corporation    and     countries with low- to middle-income economies
according to    the World Bank).

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

EUROPE FUND seeks growth of capital over the long-term.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Europe.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be significantly affected by the tight fiscal and monetary controls required to join the European Economic and Monetary Union (EMU).
The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in Europe.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Europe as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN EUROPE. Both developed and emerging market countries in Europe will be
significantly affected by the tight fiscal and monetary controls
required to join the EMU.    The markets in Eastern Europe remain
relatively undeveloped and can be particularly sensitive to political and economic developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

HONG KONG AND CHINA FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of Hong Kong and Chinese issuers.

(small solid bullet) Investing mostly in securities of Hong Kong issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Hong Kong and Chinese market.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN HONG KONG AND CHINA. The Hong Kong and Chinese economies are generally considered emerging markets and can be significantly affected by general economic and political conditions in other Asian countries and changes in Chinese government policy. A small number of companies and industries represent a large portion of the Hong Kong and Chinese market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

JAPAN FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of Japanese issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy can significantly affect economic growth.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets
in securities of Japanese issuers with small   er     market
capitalizations (those with market capitalizations similar to companies in the Tokyo Stock Exchange Second Section Index or the
JASDAQ Stock Index).

(small solid bullet) Potentially investing in securities of Japanese issuers with larger market capitalizations and non-Japanese issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN JAPAN. The Japanese economy is currently in a recession. International trade and government policy can significantly affect economic growth.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

(small solid bullet) SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

LATIN AMERICA FUND seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of Latin American issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Latin America as a whole.

(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Latin American market.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN LATIN AMERICA. The Latin American economies are generally considered emerging markets and
can be significantly affected by currency devaluations.    In
addition, the Latin American economies can be particularly sensitive
to fluctuations in commodity prices.     A small number of companies
and industries represent a large portion of the Latin American market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments. The markets in Latin America can be extremely volatile.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

NORDIC FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of Danish, Finnish, Norwegian, and Swedish issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Nordic region as a whole.

(small solid bullet) Investing up to 35% of total assets in any industry that accounts for more than 20% of the Nordic market.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN NORDIC REGION. The Nordic economies can be significantly affected by the price of natural resources and their governments' efforts to comply with the restrictions required to join the EMU. A small number of companies and industries represent a large portion of the Nordic market, and these companies and industries can be sensitive to adverse political, economic, or regulatory developments.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

PACIFIC BASIN FUND seeks growth of capital over the long-term.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of issuers that have their principal activities in the Pacific Basin.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN PACIFIC BASIN. Many Pacific Basin economies are generally considered emerging markets and most are currently in recessions. International trade, government policy, and political and social stability can significantly affect economic growth. The markets in the Pacific Basin can be extremely volatile.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

INVESTMENT OBJECTIVE

SOUTHEAST ASIA FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Normally investing at least 65% of total assets in securities of Southeast Asian issuers.

(small solid bullet) Normally investing primarily in common stocks.

(small solid bullet) Allocating investments across countries considering the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory and political uncertainties and can be extremely volatile.

(small solid bullet) GEOGRAPHIC CONCENTRATION IN SOUTHEAST ASIA. Most Southeast Asian economies are generally considered emerging markets and are currently in recessions. International trade, government policy and political and social stability can significantly affect economic growth. The markets in Southeast Asia can be extremely volatile.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR-RETURNS

The returns in the chart do not include the effect of the funds' front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

CANADA FUND

Calendar Years  1989    1990    1991    1992    1993    1994     1995    1996    1997   1998

                26.99%  -5.49%  17.68%  -2.87%  25.47%  -11.98%  19.39%  15.96%  6.12%  -14.92%



Percentage (%)
Row: 1, Col: 1, Value: 26.99
Row: 2, Col: 1, Value: -5.49
Row: 3, Col: 1, Value: 17.68
Row: 4, Col: 1, Value: -2.87
Row: 5, Col: 1, Value: 25.47
Row: 6, Col: 1, Value: -11.98
Row: 7, Col: 1, Value: 19.39
Row: 8, Col: 1, Value: 15.96
Row: 9, Col: 1, Value: 6.119999999999999
Row: 10, Col: 1, Value: -14.92

DURING T   HE PERIODS SHOWN IN THE CHART FOR CANADA FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     14.49%    (QUARTER ENDING     MARCH 31,
1991   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -28.11%
(QUARTER ENDING     SEPTEMBER 30, 1998   ).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR CANADA FUND WAS
   6.79    %.

EMERGING MARKETS FUND

Calendar Years                 1991   1992   1993    1994     1995    1996    1997     1998

                               6.76%  5.85%  81.76%  -17.93%  -3.18%  10.00%  -40.77%  -26.56%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: 6.76
Row: 4, Col: 1, Value: 5.85
Row: 5, Col: 1, Value: 81.76000000000001
Row: 6, Col: 1, Value: -17.93
Row: 7, Col: 1, Value: -3.18
Row: 8, Col: 1, Value: 10.0
Row: 9, Col: 1, Value: -40.77
Row: 10, Col: 1, Value: -26.56

   DURING THE PERIODS SHOWN IN THE CHART FOR EMERGING MARKETS FUND,
THE HIGHEST RETURN FOR A QUARTER WAS     39.73%    (QUARTER ENDING
    DECEMBER 31, 1993   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -24.44%    (QUARTER ENDING     SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EMERGING MARKETS
FUND WAS    27.80    %.

EUROPE FUND

Calendar Years  1989    1990    1991   1992    1993    1994   1995    1996    1997    1998

                32.33%  -4.59%  4.16%  -2.52%  27.16%  6.26%  18.84%  25.63%  22.89%  20.77%



Percentage (%)
Row: 1, Col: 1, Value: 32.33
Row: 2, Col: 1, Value: -4.59
Row: 3, Col: 1, Value: 4.159999999999999
Row: 4, Col: 1, Value: -2.52
Row: 5, Col: 1, Value: 27.16
Row: 6, Col: 1, Value: 6.26
Row: 7, Col: 1, Value: 18.84
Row: 8, Col: 1, Value: 25.63
Row: 9, Col: 1, Value: 22.89
Row: 10, Col: 1, Value: 20.77

D   URING THE PERIODS SHOWN IN THE CHART FOR EUROPE FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     18.97%    (QUARTER ENDING     MARCH 31,
1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -17.36%
(QUARTER ENDING     SEPTEMBER 30, 1998   ).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EUROPE FUND WAS
-   2.48    %.

EUROPE CAPITAL APPRECIATION
FUND

Calendar Years                                   1994   1995    1996    1997    1998

                                                 6.88%  14.69%  25.89%  24.96%  21.66%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: 6.88
Row: 7, Col: 1, Value: 14.69
Row: 8, Col: 1, Value: 25.89
Row: 9, Col: 1, Value: 24.96
Row: 10, Col: 1, Value: 21.66

DURIN   G THE PERIODS SHOWN IN THE CHART FOR EUROPE CAPITAL
APPRECIATION FUND, THE HIGHEST RETURN FOR A QUARTER WAS     22.68%
(QUARTER ENDING     MARCH 31, 1998   ) AND THE LOWEST RETURN FOR A
QUARTER WAS     -19.88%    (QUARTER ENDING     SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR EUROPE CAPITAL
APPRECIATION FUND WAS    0.56    %.

HONG KONG AND CHINA FUND

Calendar Years                                        1996    1997     1998

                                                      40.99%  -22.05%  -5.34%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 40.99
Row: 9, Col: 1, Value: -22.05
Row: 10, Col: 1, Value: -5.34

DURING THE PE   RIODS SHOWN IN THE CHART FOR HONG KONG AND CHINA FUND,
THE HIGHEST RETURN FOR A QUARTER WAS 21.58 (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -31.38%    (QUARTER ENDING     DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR HONG KONG AND
CHINA FUND WAS    33.83    %.

JAPAN FUND

Calendar Years                  1993    1994    1995    1996     1997     1998

                                20.45%  16.46%  -2.13%  -11.19%  -10.73%  13.09%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: 20.45
Row: 6, Col: 1, Value: 16.46
Row: 7, Col: 1, Value: -2.13
Row: 8, Col: 1, Value: -11.19
Row: 9, Col: 1, Value: -10.73
Row: 10, Col: 1, Value: 13.09

DURING THE PERIODS SHOWN IN TH   E CHART FOR JAPAN FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     23.45%    (QUARTER ENDING     JUNE 30,
1997   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -15.47%
(QUARTER ENDING     DECEMBER 31, 1997   ).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR JAPAN FUND WAS
   79.03    %.

JAPAN SMALLER COMPANIES FUND

Calendar Years                                            1996     1997     1998

                                                          -24.59%  -30.35%  31.16%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: -24.59
Row: 9, Col: 1, Value: -30.35
Row: 10, Col: 1, Value: 31.16

DURING THE PERIODS SHOWN IN THE    CHART FOR JAPAN SMALLER COMPANIES
FUND, THE HIGHEST RETURN FOR A QUARTER WAS     34.82%    (QUARTER
ENDING     DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER
WAS     -20.10%    (QUARTER ENDING     SEPTEMBER 30, 1997).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR JAPAN
SMALL   ER     COMPANIES FUND WAS    174.03    %.

LATIN AMERICA FUND

Calendar Years                          1994     1995     1996    1997    1998

                                        -23.17%  -16.46%  30.72%  32.89%  -38.34%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: -23.17
Row: 7, Col: 1, Value: -16.46
Row: 8, Col: 1, Value: 30.72
Row: 9, Col: 1, Value: 32.89
Row: 10, Col: 1, Value: -38.34

   DURING THE PERIODS SHOWN IN THE CHART FOR LATIN AMERICA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     29.79%    (QUARTER ENDING
    SEPTEMBER 30, 1994   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -30.76%    (QUARTER ENDING     SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR LATIN AMERICA
FUND WAS    14.18    %.

NORDIC FUND

Calendar Years                              1996    1997    1998

                                            41.69%  12.11%  29.54%


Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: 41.69000000000001
Row: 9, Col: 1, Value: 12.11
Row: 10, Col: 1, Value: 29.54

DURING THE PERIO   DS SHOWN IN THE CHART FOR NORDIC FUND, THE HIGHEST
RETURN FOR A QUARTER WAS     21.26%    (QUARTER ENDING     DECEMBER
31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS     -19.42%
(QUARTER ENDING     SEPTEMBER 30, 1998).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR NORDIC FUND WAS
   14.71    %.

PACIFIC BASIN FUND

Calendar Years      1989    1990     1991    1992    1993    1994    1995    1996    1997     1998

                    11.44%  -27.21%  12.54%  -7.62%  63.91%  -2.81%  -6.11%  -2.76%  -15.10%  8.26%



Percentage (%)
Row: 1, Col: 1, Value: 11.44
Row: 2, Col: 1, Value: -27.21
Row: 3, Col: 1, Value: 12.54
Row: 4, Col: 1, Value: -7.619999999999999
Row: 5, Col: 1, Value: 63.91
Row: 6, Col: 1, Value: -2.81
Row: 7, Col: 1, Value: -6.109999999999999
Row: 8, Col: 1, Value: -2.76
Row: 9, Col: 1, Value: -15.1
Row: 10, Col: 1, Value: 8.26

DURING THE P   ERIODS SHOWN IN THE CHART FOR PACIFIC BASIN FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     21.58%    (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -25.00%    (QUARTER ENDING     SEPTEMBER 30, 1990).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR PACIFIC BASIN
FUND WAS    59.68    %.

SOUTHEAST ASIA FUND

Calendar Years                           1994     1995    1996    1997     1998

                                         -21.76%  12.18%  10.16%  -38.88%  -5.79%



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: -21.76
Row: 7, Col: 1, Value: 12.18
Row: 8, Col: 1, Value: 10.16
Row: 9, Col: 1, Value: -38.88
Row: 10, Col: 1, Value: -5.79

DURING THE P   ERIODS SHOWN IN THE CHART FOR SOUTHEAST ASIA FUND, THE
HIGHEST RETURN FOR A QUARTER WAS     25.52%    (QUARTER ENDING
    DECEMBER 31, 1998   ) AND THE LOWEST RETURN FOR A QUARTER WAS
    -28.57%    (QUARTER ENDING     DECEMBER 31, 1997).

THE YEAR-TO-DATE RETURN AS OF SEPTEMBER 30, 1999 FOR SOUTHEAST ASIA
FUND WAS    33.76    %.

AVERAGE ANNUAL RETURNS

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge.


For the periods ended          Past 1 year  Past 5 years  Past 10 years/ Life of fund
December 31, 1998

Canada Fund                     -17.48%      1.31%         6.27%

TSE 300 Index                   -1.58%       10.67%        9.65%

Emerging Markets Fund           -28.77%      -18.09%       -3.25%A

MSCI Emerging Markets Free      -25.34%      -9.27%        8.16%A
Index

Lipper Emerging Markets Funds   -26.83%      -10.25%       n/a
Average

Europe Fund                     17.15%       17.96%        14.05%

MSCI Europe Index               28.87%       19.24%        15.29%

Lipper European Region Funds    22.55%       16.05%        11.21%
Average

Europe Capital Appreciation     18.01%       17.88%        17.83%B
Fund

MSCI Europe Index               28.87%       19.24%        19.32%B

Lipper European Region Funds    22.55%       16.05%        n/a
Average

Hong Kong and China Fund        -8.18%       n/a           1.07%C

Hang Seng Index                 -3.86%       n/a           3.66%C

Lipper China Region Funds       -17.51%      n/a           n/a
Average

Japan Fund                      9.69%        -0.18%        2.79%D

TOPIX Index                     7.76%        -4.87%        -1.44%D

Lipper Japanese Funds Average   8.17%        -3.66%        n/a

Japan Smaller Companies Fund    27.22%       n/a           -10.37%C

Tokyo Stock Exchange Second     14.81%       n/a           -15.50%C
Section Stock Price Index

Lipper Japanese Funds Average   8.17%        n/a           n/a

Latin America Fund              -40.19%      -7.79%        1.37%E

MSCI Emerging Markets Free -    -35.11%      -1.74%        5.57%E
Latin America Index

Lipper Latin America Funds      -38.21%      -6.81%        n/a
Average

Nordic Fund                     25.65%       n/a           23.79%C

FT- A - Nordic Index            20.02%       n/a           21.23%C

Lipper European Region Funds    22.55%       n/a           n/a
Average

Pacific Basin Fund              5.01%        -4.58%        0.90%

MSCI Pacific Index              2.57%        -4.10%        -3.90%

Lipper Pacific Region Funds     -5.99%       -6.96%        2.59%
Average

Southeast Asia Fund             -8.62%       -11.59%       -2.02%E

MSCI All Country Far East       -4.82%       -11.95%       -1.33%E
Free ex Japan Index

Lipper Pacific ex Japan Funds   -9.05%       -11.89%       n/a
Average



A FROM NOVEMBER 1, 1990.

B FROM DECEMBER 2   1    , 1993.

C FROM NOVEMBER 1, 1995.

D FROM SEPTEMBER 15, 1992.

E FROM APRIL 19, 1993.

If FMR had not reimbursed certain fund expenses during these periods,
   Canada Fund's, Europe Fund's, Japan Fund's, Nordic Fund's, Pacific
Basin Fund's, and Southeast Asia Fund's     returns would have been
lower.

Morgan Stanley Capital International    AC (All Country)     Far East
Free ex Japan Index is a market capitalization-weighted index of over 350 stocks traded in eight Asian markets, excluding Japan.

Morgan Stanley Capital International Emerging Markets Free Index is a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of
December 31, 1998, the index included over    900     equity
securities of companies domiciled in    25     countries.

Morgan Stanley Capital International Emerging Markets Free - Latin America Index is a market capitalization-weighted index of approximately 160 stocks traded in seven Latin American markets.

Morgan Stanley Capital International Europe Index is a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of December 31,
1998, the index included over    590     equity securities of
companies domiciled in    15     European countries.

Morgan Stanley Capital International Pacific Index is a market capitalization-weighted index of approximately 400 stocks traded in six Pacific-region markets.

Toronto Stock Exchange (TSE) 300 is a market capitalization-weighted index of 300 stocks traded in the Canadian market.

Hang Seng Index is a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market.

Tokyo Stock Exchange Index (TOPIX) is a market capitalization-weighted index of over 1300 stocks traded in the Japanese market.

Tokyo Stock Exchange Second Section Stock Price Index is a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo
Stock Exchange.

FT - Actuaries World Nordic Index is a market capitalization-weighted index of over 90 stocks traded in four Scandinavian markets.

Each Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund
operating expenses provided below for    Canada Fund, Emerging Markets
Fund, Europe Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Latin America Fund, Nordic Fund, Pacific Basin
Fund, and Southeast Asia Fu    nd do not reflect the effect of any
reduction of certain expenses during the period. The annual fund
operating expenses provided below for    Japan Smaller Companies Fund
a    re based on historical expenses.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)     3.00%A
on purchases (as a % of
offering price)

Sales charge (load) on         None
reinvested distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held   %
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund,  Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only

Redemption fee on shares held   1.00%
less than 90 days (as a % of
amount redeemed) for Europe
Fund, Europe Capital
Appreciation Fund, and
Pacific Basin Fund only

Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)


A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

CANADA FUND                   Management fee               0.32%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.90%

                              Total annual fund operating  1.22%
                              expenses

EMERGING MARKETS FUND         Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.72%

                              Total annual fund operating  1.45%
                              expenses

EUROPE FUND                   Management fee               0.60%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.36%

                              Total annual fund operating  0.96%
                              expenses

EUROPE CAPITAL APPRECIATION   Management fee               0.66%
FUND

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.41%

                              Total annual fund operating  1.07%
                              expenses

HONG KONG AND CHINA FUND      Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.61%

                              Total annual fund operating  1.34%
                              expensesA

JAPAN FUND                    Management fee               0.86%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.38%

                              Total annual fund operating  1.24%
                              expenses

JAPAN SMALLER COMPANIES FUND  Management fee               0.72%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.35%

                              Total annual fund operating  1.07%
                              expensesA

LATIN AMERICA FUND            Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.59%

                              Total annual fund operating  1.32%
                              expenses

NORDIC FUND                   Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.54%

                              Total annual fund operating  1.27%
                              expensesA

PACIFIC BASIN FUND            Management fee               0.92%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.45%

                              Total annual fund operating  1.37%
                              expenses

SOUTHEAST ASIA FUND           Management fee               0.89%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.57%

                              Total annual fund operating  1.46%
                              expenses


A FMR HAS VOLUNTARILY AGREED TO REIMBURSE HONG KONG AND CHINA FUND,
JAPAN SMALL   ER     COMPANIES FUND,    AND     NORDIC FUND TO THE
EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES,
SECURITIES LENDING    COSTS    , BROKERAGE COMMISSIONS AND
EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF THEIR RESPECTIVE AVERAGE NET ASSETS, EXCEED 2.00%. THESE ARRANGEMENTS CAN BE DISCONTINUED BY FMR AT ANY TIME.

A portion of the brokerage commissions that a fund pays is used to
reduce that fund's expenses. In addition,    through arrangements with
each     fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and
transfer agent expenses.    Including these reductions, the total fund
operating expenses would have been:

CANADA FUND                   1.06%

EMERGING MARKETS FUND         1.42%

EUROPE FUND                   0.89%

EUROPE CAPITAL APPRECIATION   0.97%
FUND

HONG KONG AND CHINA FUND      1.32%

JAPAN FUND                    1.23%

LATIN AMERICA FUND            1.30%

NORDIC FUND                   1.23%

PACIFIC BASIN FUND            1.36%

SOUTHEAST ASIA FUND           1.43%


This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

CANADA FUND                   1 year    $ 421

                              3 years   $ 676

                              5 years   $ 950

                              10 years  $ 1,733

EMERGING MARKETS FUND         1 year    $ 443

                              3 years   $ 745

                              5 years   $ 1,068

                              10 years  $ 1,983

EUROPE FUND                   1 year    $ 395

                              3 years   $ 597

                              5 years   $ 815

                              10 years  $ 1,443

EUROPE CAPITAL APPRECIATION   1 year    $ 406
FUND

                              3 years   $ 630

                              5 years   $ 872

                              10 years  $ 1,566

HONG KONG AND CHINA FUND      1 year    $ 432

                              3 years   $ 712

                              5 years   $ 1,012

                              10 years  $ 1,864

JAPAN FUND                    1 year    $ 423

                              3 years   $ 682

                              5 years   $ 961

                              10 years  $ 1,755

JAPAN SMALLER COMPANIES FUND  1 year    $ 406

                              3 years   $ 630

                              5 years   $ 872

                              10 years  $ 1,566

LATIN AMERICA FUND            1 year    $ 430

                              3 years   $ 706

                              5 years   $ 1,002

                              10 years  $ 1,843

NORDIC FUND                   1 year    $ 425

                              3 years   $ 691

                              5 years   $ 976

                              10 years  $ 1,788

PACIFIC BASIN FUND            1 year    $ 435

                              3 years   $ 721

                              5 years   $ 1,027

                              10 years  $ 1,897

SOUTHEAST ASIA FUND           1 year    $ 444

                              3 years   $ 748

                              5 years   $ 1,073

                              10 years  $ 1,994


FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

CANADA FUND seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Canada or are registered in Canadian markets. FMR may also invest the fund's assets in U.S. issuers. FMR normally invests the fund's assets primarily in common stocks.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

EMERGING MARKETS FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of issuers in emerging markets. Countries with emerging markets include those that have an emerging stock market as defined by
the International Finance Corporation    and     those with low- to
middle-income economies according to the    World Bank.     FMR
expects to emphasize countries with relatively low gross national product per capita compared to the world's major economies and countries with the potential for rapid economic growth. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different emerging market countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

EUROPE FUND seeks growth of capital over the long term.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different
European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in Europe. Europe includes Austria, Belgium, Belarus, Bulgaria, the Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Norway, Poland, Portugal, Russia, Slovakia, Slovenia, Spain, Sweden, Switzerland, Turkey, and the United Kingdom. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different
European countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Europe as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

HONG KONG AND CHINA FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of Hong Kong and Chinese issuers. Currently, FMR anticipates that most of the fund's investments will be in Hong Kong issuers. FMR normally invests the fund's assets primarily in common stocks.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Hong Kong and Chinese market as
a whole, as    represented by an index determined by FMR to be an
appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less
frequently than once per month.     As of October 31, 1999, banks
accounted for approximately    35    % of the    Hang Seng Index.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

JAPAN FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in
securities of Japanese issuers with small   er     market
capitalizations. Small   er     market capitalization issuers are
those whose market capitalization is similar to the market capitalization of companies in the Tokyo Stock Exchange (TSE) Second
Section Index or the JASDAQ Stock Index at the time of the fund's investment. Issuers whose capitalization no longer meets this definition after purchase continue to be considered to have a
small   er     market capitalization for purposes of the 65% policy.
As of October 31, 1999, the TSE Second Section Index included
companies with capitalizations between $   1.9     billion and
$   93.7     million and the JASDAQ Stock Index included companies
with capitalizations between $   1.3     billion and $   13.5
million. The size of companies in these indexes changes with market conditions and the composition of the indexes. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations and in non-Japanese issuers. FMR normally invests the fund's assets primarily in common stocks.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

LATIN AMERICA FUND seeks high total investment return.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of Latin American issuers. Latin America includes
Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Panama and Venezuela. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different Latin American countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Latin America as a whole.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Latin American market as a
whole, as    represented by an index determined by FMR to be an
appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less
frequently than once per month    . As of October 31, 1999, telephone
companies accounted for approximately    27    % of the Morgan Stanley
Capital International    Emerging Markets Free -     Latin America
Index.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

NORDIC FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of Danish, Finnish, Norwegian and Swedish issuers. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different
Nordic countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Nordic region as a whole.

FMR may invest up to 35% of the fund's total assets in any industry that accounts for more than 20% of the Nordic market as a whole, as represented by an index determined by FMR to be an appropriate measure of the market. FMR intends to measure the percentage of the index represented by each industry no less frequently than once per
month    . As of October 31, 1999, communications companies accounted
for approximately    43    % of the FT/S&P-Actuaries World Nordic
Index.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

PACIFIC BASIN FUND seeks growth of capital over the long-term.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of issuers that have their principal activities in the Pacific Basin. The Pacific Basin includes Australia, Hong Kong, Indonesia, Japan, South Korea, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different Pacific Basin countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in the Pacific Basin as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

INVESTMENT OBJECTIVE

SOUTHEAST ASIA FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests at least 65% of the fund's total assets in securities of Southeast Asian issuers. Southeast Asia includes Hong Kong, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different Southeast Asian countries. In allocating the fund's investments across countries, FMR will consider the size of the market in each country relative to the size of the markets in Southeast Asia as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance. A fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. A fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates each fund's investments in a particular country or group of countries, each fund's performance is expected to be closely tied to economic and political conditions within that country or group of countries and to be more volatile than the performance of more geographically diversified funds. Because FMR may invest a significant percentage of the assets of each of Hong Kong and China Fund, Latin America Fund, and Nordic Fund in certain industries, the fund's performance could be affected to the extent that the particular industry or industries in which the fund invests are sensitive to adverse changes in economic or political conditions. In addition, because FMR may invest a significant percentage of the
assets of each of Hong Kong and China Fund, Japan Small   er
Companies Fund, and Nordic Fund in a single issuer, the fund's performance could be closely tied to the market value of that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In
the short        term, equity prices can fluctuate dramatically in
response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest, or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations
and restrictions    , rising unemployment,    high inflation,
    decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The AUSTRALIA AND NEW ZEALAND economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources.

The HONG KONG AND CHINESE economies are dependent on the economies of other Asian countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. A small number of companies and industries, including
the banking    industry    , represent a large portion of the market
in Hong Kong. The banking    industry     can be significantly
affected by interest rate and currency fluctuations, changes in market regulation, and political and economic developments in the Asian region. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Changes in government policy could significantly affect the markets in both countries.

The JAPANESE economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors,
and consistent government policy.    The United States is Japan's
largest single trading partner, but close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia.

The SOUTHEAST ASIA economies are generally in recessions. Many of
their economies are characterized by    high inflation,
undeveloped financial services sectors   ,     and heavy reliance on
international trade. Currency devaluations    or restrictions    ,
political and social instability, and general economic conditions have resulted in significant market downturns and volatility. A small number of companies and industries represent a large portion of the market in many Southeast Asian countries.

CANADA. The Canadian and U.S. economies are closely integrated.    The
United States is Canada's largest trading partner and foreign investor. Canada is a major producer of forest products, metals, agricultural products, and energy-related products, such as oil, gas,
and hydroelectricity. The     Canadian economy is very dependent on
the demand, supply and price of natural resources   , and     the
Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Periodic demands by the Province of Quebec for sovereignty could significantly affect the Canadian market.

EUROPE. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt
levels.    Unemployment in Europe is historically high.     Many
Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU can significantly affect every country in Europe.

The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark, and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. In addition, a small number of companies and industries, including the communications industry, represent a large portion of the market in each of Denmark, Finland, Norway, and Sweden. The communications industry can be significantly affected by increasing competition, rapid technological innovation, product obsolescence, acquisitions and business alliances, and the relative instability of markets in which a significant percentage of their products are sold.

LATIN AMERICA. The economies of countries in Latin America are all considered emerging market economies. High interest, inflation, and unemployment rates generally characterize each economy. Currency devaluations in any country can have a significant affect on the
entire region.    Because commodities such as agricultural products,
minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices.
Recently, the markets in many Latin American countries have experienced significant downturns as well as significant volatility. A small number of companies and industries, including the telephone industry, represent a large portion of the market in many Latin American countries. The telephone industry can be significantly affected by increasing competition, government regulation, and financing difficulties.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

CANADA FUND seeks growth of capital over the long term through investments in securities of issuers that have their principal activities in Canada or are registered in Canadian markets.

EMERGING MARKETS FUND seeks capital appreciation.

EUROPE FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in Europe.

EUROPE CAPITAL APPRECIATION FUND seeks long-term capital appreciation.

HONG KONG AND CHINA FUND seeks long-term growth of capital.

JAPAN FUND seeks long-term growth of capital.

JAPAN SMALL   ER     COMPANIES FUND seeks long-term growth of capital.

LATIN AMERICA FUND seeks high total investment return.

NORDIC FUND seeks long-term growth of capital.

PACIFIC BASIN FUND seeks growth of capital over the long-term through investments in securities of issuers that have their principal activities in the Pacific Basin.

SOUTHEAST ASIA FUND seeks capital appreciation.

VALUING SHARES

Each fund is open for business each day the New York Stock Exchange
(NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity(registered trademark) normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Fidelity Investments(registered trademark) was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit
Fidelity's Web site at www.fidelity.com.

(small solid bullet) For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FASTSM),
1-800-544-5555.

(small solid bullet) For    exchanges, redemptions, and account
assistance, 1-800-544-6666    .

(small solid bullet) For mutual fund an   d brokerage information,
1-800-544-6666.

(small solid bullet)    For retirement information    ,
1-800-544-4774.

(small solid bullet) TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS

RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)
(solid bullet) ROTH IRAS
(solid bullet) ROLLOVER IRAS
(solid bullet) 401(K) PLANS AND CERTAIN OTHER 401(A)-QUALIFIED PLANS (solid bullet) KEOGH PLANS
(solid bullet) SIMPLE IRAS
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS)
(solid bullet) 403(B) CUSTODIAL ACCOUNTS
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS)

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

TRUST
FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

BUYING SHARES

The price to buy one share of each fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Fidelity does not accept cash.

(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.

(small solid bullet) Fidelity reserves the right to limit the number of checks processed at one time.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

MINIMUMS

TO OPEN AN ACCOUNT                        $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

Through regular investment plans          $100

MINIMUM BALANCE                           $2,000

For certain Fidelity retirement accountsA $500

A FIDELITY TRADITIONAL IRA, ROTH IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS.

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory
ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

In addition, each fund may waive or lower purchase minimums in other circumstances.

KEY INFORMATION

PHONE 1-800-544-6666         TO OPEN AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Call the phone number at left.
                             (small solid bullet) Use
                             Fidelity Money
                             Line(registered trademark)
                             to transfer from your bank
                             account.

INTERNET WWW.FIDELITY.COM    TO OPEN AN ACCOUNT
                             (small solid bullet) Complete
                             and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address
                             under "Mail" below.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             (small solid bullet) Use
                             Fidelity Money Line to
                             transfer from your bank
                             account.

MAIL FIDELITY INVESTMENTS    TO OPEN AN ACCOUNT
P.O. BOX 770001 CINCINNATI,  (small solid bullet) Complete
OH 45277-0002                and sign the application.
                             Make your check payable to
                             the complete name of the
                             fund. Mail to the address at
                             left.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Make
                             your check payable to the
                             complete name of the fund.
                             Indicate your fund account
                             number on your check and
                             mail to the address at left.
                             (small solid bullet) Exchange
                             from another Fidelity fund.
                             Send a letter of instruction
                             to the address at left,
                             including your name, the
                             funds' names, the fund
                             account numbers, and the
                             dollar amount or number of
                             shares to be exchanged.

IN PERSON                    TO OPEN AN ACCOUNT
                             (small solid bullet) Bring
                             your application and check
                             to a Fidelity Investor
                             Center. Call 1-800-544-9797
                             for the center nearest you.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Bring
                             your check to a Fidelity
                             Investor Center. Call
                             1-800-544-9797 for the
                             center nearest you.

WIRE                         TO OPEN AN ACCOUNT
                             (small solid bullet) Call
                             1-800-544-6666 to set up
                             your account and to arrange
                             a wire transaction.
                             (small solid bullet) Wire
                             within 24 hours to: Bankers
                             Trust Company, Bank Routing
                             # 021001033, Account #
                             00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your new
                             fund account number and your
                             name.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Wire to:
                             Bankers Trust Company, Bank
                             Routing # 021001033, Account
                             # 00163053.
                             (small solid bullet) Specify
                             the complete name of the
                             fund and include your fund
                             account number and your name.

AUTOMATICALLY                TO OPEN AN ACCOUNT
                             (small solid bullet) Not
                             available.

                             TO ADD TO AN ACCOUNT
                             (small solid bullet) Use
                             Fidelity Automatic Account
                             Builder(registered
                             trademark) or Direct Deposit.
                             (small solid bullet) Use
                             Fidelity Automatic Exchange
                             Service to exchange from a
                             Fidelity money market fund.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a short-term trading fee of 1.50% (1.00% for Europe Fund, Europe Capital Appreciation Fund and Pacific Basin Fund) from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the
last    15 or     30        days   , depending on your account;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or
other    property     rather than in cash if    FMR     determines it
is in the best interests of a fund.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, Fidelity will send a check to the record address.

KEY INFORMATION

PHONE 1-800-544-6666        (small solid bullet) Call the
                            phone number at left to
                            initiate a wire transaction
                            or to request a check for
                            your redemption.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.
                            (small solid bullet) Exchange
                            to another Fidelity fund.
                            Call the phone number at left.

INTERNET www.FIDELITY.COM   (small solid bullet) Exchange
                            to another Fidelity fund.

                            (small solid bullet) Use
                            Fidelity Money Line to
                            transfer to your bank account.

MAIL FIDELITY INVESTMENTS   INDIVIDUAL, JOINT TENANT,
P.O. BOX 660602 DALLAS, TX  SOLE PROPRIETORSHIP, UGMA,
75266-0602                  UTMA
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            your name, the fund's name,
                            your fund account number,
                            and the dollar amount or
                            number of shares to be sold.
                            The letter of instruction
                            must be signed by all
                            persons required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Call
                            1-800-544-6666 to request one.

                            TRUST
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the trust's name, the fund's
                            name, the trust's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Send a
                            letter of instruction to the
                            address at left, including
                            the firm's name, the fund's
                            name, the firm's fund
                            account number, and the
                            dollar amount or number of
                            shares to be sold. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Call
                            1-800-544-6666 for
                            instructions.

IN PERSON                   INDIVIDUAL, JOINT TENANT,
                            SOLE PROPRIETORSHIP, UGMA,
                            UTMA
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            letter of instruction must
                            be signed by all persons
                            required to sign for
                            transactions, exactly as
                            their names appear on the
                            account.

                            RETIREMENT ACCOUNT
                            (small solid bullet) The
                            account owner should
                            complete a retirement
                            distribution form. Visit a
                            Fidelity Investor Center to
                            request one. Call
                            1-800-544-9797 for the
                            center nearest you.

                            TRUST
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. The
                            trustee must sign the letter
                            of instruction indicating
                            capacity as trustee. If the
                            trustee's name is not in the
                            account registration,
                            provide a copy of the trust
                            document certified within
                            the last 60 days.

                            BUSINESS OR ORGANIZATION
                            (small solid bullet) Bring a
                            letter of instruction to a
                            Fidelity Investor Center.
                            Call 1-800-544-9797 for the
                            center nearest you. At least
                            one person authorized by
                            corporate resolution to act
                            on the account must sign the
                            letter of instruction.

                            (small solid bullet) Include
                            a corporate resolution with
                            corporate seal or a
                            signature guarantee.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR, GUARDIAN
                            (small solid bullet) Visit a
                            Fidelity Investor Center for
                            instructions. Call
                            1-800-544-9797 for the
                            center nearest you.

AUTOMATICALLY               (small solid bullet) Use
                            Personal Withdrawal Service
                            to set up periodic
                            redemptions from your account.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.

(small solid bullet) You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax consequences for you.

(small solid bullet) Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.

(small solid bullet) The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

AUTOMATIC INVESTMENT AND WITHDRAWAL PROGRAMS. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.


FIDELITY AUTOMATIC ACCOUNT
BUILDER TO MOVE MONEY FROM
YOUR BANK ACCOUNT TO A
FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly or quarterly          (small solid bullet) To set
                                                             up for a new account,
                                                             complete the appropriate
                                                             section on the fund
                                                             application.

                                                             (small solid bullet) To set
                                                             up for existing accounts,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             application.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             investment date.

DIRECT DEPOSIT TO SEND ALL OR
A PORTION OF YOUR PAYCHECK
OR GOVERNMENT CHECK TO A
FIDELITY FUND.A

MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Every pay period              (small solid bullet) To set
                                                             up for a new account, check
                                                             the appropriate box on the
                                                             fund application.

                                                             (small solid bullet) To set
                                                             up for an existing account,
                                                             call 1-800-544-6666 or visit
                                                             Fidelity's Web site for an
                                                             authorization form.

                                                             (small solid bullet) To make
                                                             changes you will need a new
                                                             authorization form. Call
                                                             1-800-544-6666 or visit
                                                             Fidelity's Web site to
                                                             obtain one.

A BECAUSE THEIR SHARE PRICES
FLUCTUATE, THESE FUNDS MAY
NOT BE APPROPRIATE CHOICES
FOR DIRECT DEPOSIT OF YOUR
ENTIRE CHECK.

FIDELITY AUTOMATIC EXCHANGE
SERVICE TO MOVE MONEY FROM A
FIDELITY MONEY MARKET FUND
TO ANOTHER FIDELITY FUND.

MINIMUM                        FREQUENCY                     PROCEDURES
$100                           Monthly, bimonthly,           (small solid bullet) To set
                               quarterly, or annually        up, call 1-800-544-6666
                                                             after both accounts are
                                                             opened.

                                                             (small solid bullet) To make
                                                             changes, call 1-800-544-6666
                                                             at least three business days
                                                             prior to your next scheduled
                                                             exchange date.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                      PROCEDURES
Monthly                        (small solid bullet) To set
                               up, call 1-800-544-6666.

                               (small solid bullet) To make
                               changes, call Fidelity at
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               withdrawal date.

                               (small solid bullet) Because
                               of the funds' front-end
                               sales charge, you may not
                               want to set up a systematic
                               withdrawal program when you
                               are buying the funds' shares
                               on a regular basis.



OTHER FEATURES. The following other features are also available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

   (small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

FIDELITY MONEY LINE
TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR FUND ACCOUNT.

   (small solid bullet) You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's Web site before your first use to verify that this feature is set up on your account.

(small solid bullet) Most transfers are complete within three business days of your call.

(small solid bullet) Minimum purchase: $100

(small solid bullet) Maximum purchase: $100,000

FIDELITY ON-LINE XPRESS+(registered trademark)
TO MANAGE YOUR INVESTMENTS THROUGH YOUR PC.

   CALL 1-800-544-0240 OR VISIT FIDELITY'S WEB SITE FOR MORE
INFORMATION.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) For access to research and analysis tools.

FIDELITY ONLINE TRADING
TO ACCESS AND MANAGE YOUR ACCOUNT OVER THE INTERNET AT FIDELITY'S WEB
SITE.

(small solid bullet) For account balances and holdings;

(small solid bullet) To review recent account history;

(small solid bullet) To obtain quotes;

(small solid bullet) For mutual fund and brokerage trading; and

(small solid bullet) To access third-party research on companies, stocks, mutual funds and the market.

FAST
TO ACCESS AND MANAGE YOUR ACCOUNT AUTOMATICALLY BY PHONE USING TOUCH TONE OR SPEECH RECOGNITION.

CALL 1-800-544-5555.

(small solid bullet) For account balances and holdings;

(small solid bullet) For mutual fund and brokerage trading;

(small solid bullet) To obtain quotes;

(small solid bullet) To review orders and mutual fund activity; and

(small solid bullet) To change your personal identification number
(PIN).

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's Web site for more information.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your ACCOUNT BALANCE falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day your account is closed.

Fidelity may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally pays dividends and capital gain distributions in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gain distributions will be paid in cash.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of
short-term capital gains are taxable to you as ordinary income   ,
while each     fund's distributions of long-term capital gains are
taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

   FMR is each fund's manager.

As of    March 25, 1999    , FMR had approximately $   521.7
billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR
Far East)    serves as a sub-adv    iser for each fund. FMR Far East
was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for each fund.
As of    September 28, 1999    , FIIA had approximately $   3.6
billion     in discretionary assets under management. Currently, FIIA
is primarily responsible for choosing investments for Southeast Asia Fund and Hong Kong and China Fund. Currently, FIIA provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, Japan
Fund, Japan Small   er     Companies Fund, Latin America Fund, Nordic
Fund, and Pacific Basin Fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for
each fund. As of    September 28, 1999    , FIIA(U.K.)L had
approximately $   2.6 billion     in discretionary assets under
management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Emerging Markets Fund, Europe Fund, and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan
Small   er     Companies Fund, Latin America Fund, Pacific Basin Fund,
and Southeast Asia Fund.

(small solid bullet) Fidelity Investment   s     Japan L   imite    d
(FIJ), in Tokyo, Japan, serves as a sub-adviser for    each fund    .
As of    September 28, 1999    , FIJ had approximately $   16.3
billion     in discretionary assets under management. Currently, FIJ
is primarily responsible for choosing investments for Japan Fund and
Japan Small   er     Companies Fund. Currently, FIJ provides
investment research and advice on issuers based outside the United States and may also provide investment advisory services for Emerging Markets Fund, Hong Kong and China Fund, Pacific Basin Fund, and
Southeast Asia Fund.    Effective January 1, 2000, FIJ will provide
investment research and advice on issuers based outside the United States for Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Latin America Fund, and Nordic Fund.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

   Stephen Binder is manager of Canada Fund, which he has managed since October 1999. He was associate manager of the fund since July 1998. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Binder has worked as an analyst and manager.

David Stewart is vice president and manager of Emerging Markets
   Fund, which he has managed since November 1997. Since joining Fidelity in 1994, Mr. Stewart has worked as an analyst and manager for Fidelity International Limited, a sister company of Fidelity
In   vestments. Previously, he was an analyst with James Capel, based in Hong Kong, London and Japan, from 1986 to 1994.

   Thierry Serero is manager of Europe Fund, which he has managed since October 1998. He also manages other Fidelity funds. Since joining Fidelity in 1991, he has worked as an analyst, associate manager and portfolio manager.

Kevin McCarey is vice president and manager of Europe Capital
   Appreciation Fund, which he has managed since December 1993. He also manages other Fidelity funds. Since joining Fidelity 1986, Mr. McCarey has worked as analyst and manager.

Joseph Tse is manager of Hong Kong and China    Fund    , which he has
managed since November 1995. He also manages various funds for Fidelity International Investment Services, Limited. Since joining Fidelity in 1990, Mr. Tse has worked as an analyst and manager.

Brenda Reed is vice president and manager of Japan    Fund    , which
she has    held     since December 1998. She also manages other
Fidelity funds. Since joining Fidelity in 1992, Ms. Reed has worked as an analyst and manager.

   Kenichi Mizushita is manager of Japan Smaller Companie    s Fund,
which he has managed since December 1996. He also manages several funds for Fidelity International, Limited. Since joining Fidelity in 1985, Mr. Mizushita has worked as a research analyst and manager.

P   atricia Satterthwaite is vice president and lead manager of Latin
America Fund, which she has managed since April 1993. She also manages
other Fidelity funds. Since joining Fidelity in 1986,     Ms.
Satterthwaite has worked as an analyst and manager.

   Trygve Toraasen     is manager of    Nordic Fund, which he has
managed since June 1998. He had been associate manager for the fund since October 1997. Mr. Toraasen joined Fidelity in 1994 as research analyst, after receiving his MSBA from the University of Southern California.

William Kennedy is manager of Pacific Basin    Fund    , which he has
managed since December 1998. Previously, he was the associate manager of the fund. Since joining Fidelity in 1994, Mr. Kennedy has worked as an analyst and manager.

Allan Liu is vice president and manager of Southeast Asia    Fund    ,
which he has managed since April 1993. Since joining Fidelity in 1986, Mr. Liu has worked as an analyst, manager and associate director of Fidelity Investment Management Ltd.

From time to time a manager, analyst, or other Fidelity employee may
express views regarding a particular company, security, industry   ,
    or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

For Emerging Markets Fund, Hong Kong and China Fund, Japan
Small   er     Companies Fund, Latin America Fund, and Nordic Fund,
the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Canada Fund has performed relative to the Toronto Stock Exchange (TSE) 300, Europe Fund has performed relative to the Morgan Stanley Capital International Europe Index, Europe Capital Appreciation Fund has performed relative to the Morgan Stanley Capital International Europe Index, Japan Fund has performed relative to the Tokyo Stock Exchange Index, Pacific Basin Fund has performed relative to the Morgan Stanley Capital International Pacific Index, and Southeast Asia Fund has performed
relative to the Morgan Stanley Capital International    AC (All
Country)     Far East Free ex Japan Index.

MANAGEMENT FEE  =  BASIC FEE  +/-  PERFORMANCE ADJUSTMENT

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by a fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For October 1999, the group fee rate was    0.2805% for each fund    .
The individual fund fee rate is    0.45    %    for each fund.

The basic fee for Canada Fund, Europe Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund for the fiscal year ended October 31,
1999 was    0.73    % of the fund's average net assets.    The basic
fee for Europe Capital Appreciation Fund for the fiscal year ended
October 31, 1999 was 0.74% of the fund's average net asse    ts.

The performance adjustment rate is calculated monthly by comparing over the performance period Canada Fund's performance to that of the Toronto Stock Exchange (TSE) 300, Europe Fund's performance to that of the Morgan Stanley Capital International Europe Index, Europe Capital Appreciation Fund's performance to that of the Morgan Stanley Capital International Europe Index, Japan Fund's performance to that of the Tokyo Stock Exchange Index, Pacific Basin Fund's performance to that of the Morgan Stanley Capital International Pacific Index, and Southeast Asia Fund's performance to that of the Morgan Stanley
Capital International    AC (All Country)     Far East Free ex Japan
Index.

For Canada Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Fund, Pacific Basin Fund, and Southeast Asia Fund, the performance period is the most recent 36-month period.

The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.

The total management fee for the fiscal year ended October 31,
1999   , as a percentage of each fund's average net assets, is listed in the following table:

Fund                          Management Fee

Canada Fund                   0.32%

Emerging Markets Fund         0.73%

Europe Fund                   0.60%

Europe Capital Appreciation   0.66%
Fund

Hong Kong and China Fund      0.73%

Japan Fund                    0.86%

Japan Smaller Companies Fund  0.72%

Latin America Fund            0.73%

Nordic Fund                   0.73%

Pacific Basin Fund            0.92%

Southeast Asia Fund           0.89%


   FMR pays FMR U.K., FMR Far East, and FIIA for providing
sub-    advisory services, and FIIA in turn pays FIIA(U.K.)L.    FMR
or FMR Far East pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement
arrangements,    which     may be discontinued by FMR at any time, can
decrease a fund's expenses and boost its performance.

FUND DISTRIBUTION

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares.

FDC collects the sales charge.

Each fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    SALES CHARGE

RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 OR MORE  NONE                      NONE

FDC may pay a portion of sales charge proceeds to securities dealers who have sold a fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.

1. By exchange from another Fidelity fund.

2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.

3. As a participant in The CORPORATEplan for Retirement Program when shares are bought through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.

A fund's sales charge will not apply:

1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.

2. To shares in a Fidelity account bought with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).

3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.

4. If you buy shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).

5. If you are an investor participating in the Fidelity Trust
Portfolios program.

6. To shares bought by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.

7. To shares bought through Portfolio Advisory Services or Fidelity Charitable Advisory Services.

8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.

9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page
   142    .

10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.

11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.

12. If you are a registered investment adviser (RIA) buying for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares bought directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.

13. If you are a trust institution or bank trust department buying for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares bought either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

More detailed information about waivers: (1), (2), (5), (9), and (10) is contained in the statement of additional information (SAI). A representative of your plan or organization should call Fidelity for more information.

To qualify for a sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To receive sales concessions and waivers, qualified recipients must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by
   P    ricewaterhouseCoopers LLP (for Canada Fund, Emerging Markets
Fund, Europe Fund, Hong Kong and China Fund, Japan Fund, Japan
Small   er     Companies Fund, Latin America Fund, Nordic Fund,
Pacific Basin Fund, and Southeast Asia Fund) and Deloitte & Touche
   L    LP (1999 annual information only for Europe Capital
Appreciation Fund), independent accountants, whose reports, along with each fund's financial highlights and financial statements, are
   i    n   c    luded in each fund's annual report. Annual
informa   t    ion prior to 1999 was audited by PricewaterhouseCoopers
LLP. A free copy of the annual report is available upon request.


   CANADA FUND

Years ended October 31,          1999      1998       1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.14   $ 18.88    $ 21.84   $ 17.55    $ 17.18
period

Income from Investment
Operations

 Net investment income            .04 C     .09 C      .03 C     .08 C      .05

 Net realized and unrealized      2.78      (3.70)     1.39      4.27       .33
gain (loss)

 Total from investment            2.82      (3.61)     1.42      4.35       .38
operations

Less Distributions

 From net investment income       (.07)     (.05)      (.13)     (.08)      (.01)

 From net realized gain           -         (2.08)     (4.29)    -          -

 Total distributions              (.07)     (2.13)     (4.42)    (.08)      (.01)

Redemption fees added to paid     .02       -          .04       .02        -
in capital

Net asset value, end of period   $ 15.91   $ 13.14    $ 18.88   $ 21.84    $ 17.55

TOTAL RETURN A, B                 21.71%    (21.27)%   8.21%     24.99%     2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 43,770  $ 47,422   $ 96,458  $ 129,671  $ 326,763
(000 omitted)

Ratio of expenses to average      1.22%     .94%       .93%      1.01%      1.09% D
net assets

Ratio of expenses to average      1.06% E   .80% E     .92% E    .98% E     1.08% E
net assets after expense
reductions

Ratio of net investment           .26%      .57%       .18%      .40%       .26%
income to average net assets

Portfolio turnover rate           286%      215%       139%      139%       75%



   F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   G TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EMERGING MARKETS FUND


Years ended October 31,          1999       1998       1997       1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 6.74     $ 10.35    $ 16.61    $ 15.14      $ 19.25
period

Income from Investment
Operations

 Net investment income            .07 C      .09 C      .15 C      .12 C        .05

 Net realized and unrealized      2.53       (3.47)     (6.17)     1.60         (4.13)
gain (loss)

 Total from investment            2.60       (3.38)     (6.02)     1.72         (4.08)
operations

Less Distributions

 From net investment income       -          (.08)      (.13)      (.18)        (.04)

 In excess of net investment      -          (.15)      (.12)      (.09)        -
income

 Total distributions              -          (.23)      (.25)      (.27)        (.04)

Redemption fees added to paid     .01        -          .01        .02          .01
in capital

Net asset value, end of period   $ 9.35     $ 6.74     $ 10.35    $ 16.61      $ 15.14

TOTAL RETURN A, B                 38.72%     (33.23)%   (36.74)%   11.69%       (21.17)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 402,392  $ 270,709  $ 499,168  $ 1,263,164  $ 1,095,583
(000 omitted)

Ratio of expenses to average      1.45%      1.59%      1.36%      1.30%        1.28%
net assets

Ratio of expenses to average      1.42% D    1.56% D    1.35% D    1.29% D      1.28%
net assets after expense
reductions

Ratio of net investment           .90%       1.01%      .89%       .74%         .46%
income to average net assets

Portfolio turnover rate           94%        87%        69%        77%          78%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EUROPE FUND


Years ended October 31,          1999         1998         1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period

Income from Investment
Operations

 Net investment income            .25 C        .39 C        .44 C      .30 C      .27

 Net realized and unrealized      3.54         4.10         5.44       4.23       2.37
gain (loss)

 Total from investment            3.79         4.49         5.88       4.53       2.64
operations

Less Distributions

 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)

 From net realized gain           (2.25)       (2.35)       (1.73)     (.81)      (.11)

 Total distributions              (2.53)       (2.74)       (1.97)     (.93)      (.31)

Redemption fees added to paid     .01          .02          .02        .01        -
in capital

Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51

TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)

Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets

Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions

Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets

Portfolio turnover rate           106%         114%         57%        45%        38%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   EUROPE CAPITAL APPRECIATION FUND


Years ended October 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.28    $ 16.57    $ 14.07    $ 12.08    $ 11.35
period

Income from Investment
Operations

 Net investment income            .15 C      .15 C      .20 C      .22 D      .23

 Net realized and unrealized      2.20       1.79       3.81       2.00       .50
gain

 Total from investment            2.35       1.94       4.01       2.22       .73
operations

Less Distributions

 From net investment income       -          (.17) E    (.23)      (.23)      -

 From net realized gain           -          (2.08) E   (1.29)     -          -

 Total distributions              -          (2.25)     (1.52)     (.23)      -

Redemption fees added to paid     .01        .02        .01        -          -
in capital

Net asset value, end of period   $ 18.64    $ 16.28    $ 16.57    $ 14.07    $ 12.08

TOTAL RETURN A, B                 14.50%     13.65%     31.57%     18.74%     6.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 474,755  $ 650,807  $ 372,049  $ 170,192  $ 194,433
(000 omitted)

Ratio of expenses to average      1.07%      1.12%      1.10%      1.33%      1.36%
net assets

Ratio of expenses to average      .97% F     1.08% F    1.07% F    1.30% F    1.36%
net assets after expense
reductions

Ratio of net investment           .86%       .89%       1.33%      1.66%      1.45%
income to average net assets

Portfolio turnover rate           150%       179%       189%       155%       176%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
   E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
   F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   HONG KONG AND CHINA FUND

Years ended October 31,          1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.25    $ 11.06    $ 12.97    $ 10.00
period

Income from Investment
Operations

 Net investment income C          .19        .31        .17        .29

 Net realized and unrealized      3.98       (1.10)     (1.95)     2.64
gain (loss)

 Total from investment            4.17       (.79)      (1.78)     2.93
operations

Less Distributions

 From net investment income       (.32)      (.06)      (.14)      (.01)

 From net realized gain           -          -          (.08)      -

 Total distributions              (.32)      (.06)      (.22)      (.01)

Redemption fees added to paid     .05        .04        .09        .05
in capital

Net asset value, end of period   $ 14.15    $ 10.25    $ 11.06    $ 12.97

TOTAL RETURN A, B                 42.44%     (6.85)%    (13.36)%   29.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 161,518  $ 140,824  $ 177,416  $ 109,880
(000 omitted)

Ratio of expenses to average      1.34%      1.41%      1.31%      1.62%
net assets

Ratio of expenses to average      1.32% D    1.40% D    1.31%      1.62%
net assets after expense
reductions

Ratio of net investment           1.59%      3.07%      1.18%      2.53%
income to average net assets

Portfolio turnover rate           84%        109%       174%       118%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

   JAPAN FUND


Years ended October 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.09    $ 11.10    $ 11.68    $ 12.08    $ 14.27
period

Income from Investment
Operations

 Net investment income (loss)     (.07) C    (.04) C    (.06) C    (.02) C    (.02)

 Net realized and unrealized      11.74      (.81)      (.55)      (.40)      (1.89)
gain (loss)

 Total from investment            11.67      (.85)      (.61)      (.42)      (1.91)
operations

Less Distributions

 In excess of net investment      (.03)      (.18)      (.01)      -          -
income

 From net realized gain           -          -          -          -          (.36)

 Total distributions              (.03)      (.18)      (.01)      -          (.36)

Redemption fees added to paid     .04        .02        .04        .02        .08
in capital

Net asset value, end of period   $ 21.77    $ 10.09    $ 11.10    $ 11.68    $ 12.08

TOTAL RETURN A, B                 116.35%    (7.52)%    (4.89)%    (3.31)%    (12.96)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 891,241  $ 265,395  $ 255,555  $ 290,495  $ 343,981
(000 omitted)

Ratio of expenses to average      1.24%      1.49%      1.42%      1.15%      1.15%
net assets

Ratio of expenses to average      1.23% D    1.48% D    1.40% D    1.14% D    1.15%
net assets after expense
reductions

Ratio of net investment           (.47)%     (.37)%     (.54)%     (.12)%     (.06)%
income (loss) to average net
assets

Portfolio turnover rate           79%        62%        70%        83%        86%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   JAPAN SMALLER COMPANIES FUND

Years ended October 31,          1999         1998      1997       1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 6.01       $ 6.47    $ 9.13     $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)        (.01)     (.03)      (.03)
C

 Net realized and unrealized      14.45        (.45)     (2.63)     (.87)
gain (loss)

 Total from investment            14.42        (.46)     (2.66)     (.90)
operations

Less Distributions

 In excess of net investment      -            (.01)     (.01)      -
income

 From net realized gain           -            -         (.03)      -

 Total distributions              -            (.01)     (.04)      -

Redemption fees added to paid     .13          .01       .04        .03
in capital

Net asset value, end of period   $ 20.56      $ 6.01    $ 6.47     $ 9.13

TOTAL RETURN A, B                 242.10%      (6.94)%   (28.80)%   (8.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,780,012  $ 99,987  $ 84,274   $ 105,664
(000 omitted)

Ratio of expenses to average      1.07%        1.23%     1.35%      1.34%
net assets

Ratio of expenses to average      1.07%        1.23%     1.34% E    1.34%
net assets after expense
reductions

Ratio of net investment           (.22)%       (.20)%    (.46)%     (.32)%
income (loss) to average net
assets

Portfolio turnover rate           39%          39%       101%       66%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   LATIN AMERICA FUND


Years ended October 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.73    $ 15.51    $ 12.59    $ 9.75     $ 16.21
period

Income from Investment
Operations

 Net investment income            .18 C      .22 C, D   .20 C      .22        .04

 Net realized and unrealized      1.61       (4.81)     2.92       2.72       (6.52)
gain (loss)

 Total from investment            1.79       (4.59)     3.12       2.94       (6.48)
operations

Less Distributions from net       (.25)      (.20)      (.23)      (.12)      -
investment income

Redemption fees added to paid     .04        .01        .03        .02        .02
in capital

Net asset value, end of period   $ 12.31    $ 10.73    $ 15.51    $ 12.59    $ 9.75

TOTAL RETURN A, B                 17.46%     (30.01)%   25.42%     30.69%     (39.85)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 307,336  $ 332,240  $ 808,542  $ 557,889  $ 466,289
(000 omitted)

Ratio of expenses to average      1.32%      1.34%      1.30%      1.32%      1.41%
net assets

Ratio of expenses to average      1.30% E    1.33% E    1.29% E    1.32%      1.41%
net assets after expense
reductions

Ratio of net investment           1.55%      1.49%      1.19%      1.48%      .97%
income to average net assets

Portfolio turnover rate           49%        31%        64%        70%        57%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   NORDIC FUND

Years ended October 31,          1999       1998       1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.26    $ 15.94    $ 12.77   $ 10.00
period

Income from Investment
Operations

 Net investment income C          .07        .03        .10       .17 D

 Net realized and unrealized      6.14       1.46       3.19      2.57
gain (loss)

 Total from investment            6.21       1.49       3.29      2.74
operations

Less Distributions

 From net investment income       -          (.07)      (.05)     -

 From net realized gain           -          (1.18)     (.10)     -

 Total distributions              -          (1.25)     (.15)     -

Redemption fees added to paid     .02        .08        .03       .03
in capital

Net asset value, end of period   $ 22.49    $ 16.26    $ 15.94   $ 12.77

TOTAL RETURN A, B                 38.31%     10.99%     26.24%    27.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 111,388  $ 101,858  $ 73,278  $ 30,871
(000 omitted)

Ratio of expenses to average      1.27%      1.35%      1.42%     2.00% F
net assets

Ratio of expenses to average      1.23% G    1.35%      1.42%     2.00%
net assets after expense
reductions

Ratio of net investment           .37%       .20%       .67%      1.52%
income to average net assets

Portfolio turnover rate           70%        69%        74%       35%


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.16 PER SHARE.
   E FOR THE PERIOD NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.
   F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   PACIFIC BASIN FUND


Years ended October 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.89    $ 13.41    $ 14.65    $ 14.88    $ 19.96
period

Income from Investment
Operations

 Net investment income (loss)     (.04)      (.02)      (.01)      .05        .07
C

 Net realized and unrealized      10.62      (1.26)     (1.16)     (.29)      (3.12)
gain (loss)

 Total from investment            10.58      (1.28)     (1.17)     (.24)      (3.05)
operations

Less Distributions

 From net investment income       -          -          (.01)      -          -

 In excess of net investment      (.02)      (.25)      (.07)      -          (.02)
income

 From net realized gain           -          -          -          -          (2.02)

 Total distributions              (.02)      (.25)      (.08)      -          (2.04)

Redemption fees added to paid     .03        .01        .01        .01        .01
in capital

Net asset value, end of period   $ 22.48    $ 11.89    $ 13.41    $ 14.65    $ 14.88

TOTAL RETURN A, B                 89.36%     (9.52)%    (7.97)%    (1.55)%    (15.87)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 659,881  $ 195,464  $ 239,517  $ 572,150  $ 317,635
(000 omitted)

Ratio of expenses to average      1.37%      1.73%      1.32%      1.26%      1.32% D
net assets

Ratio of expenses to average      1.36% E    1.72% E    1.31% E    1.24% E    1.32%
net assets after expense
reductions

Ratio of net investment           (.24)%     (.16)%     (.04)%     .30%       .44%
income (loss) to average net
assets

Portfolio turnover rate           101%       57%        42%        85%        65%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
   E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.

   SOUTHEAST ASIA FUND


Years ended October 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 8.13     $ 9.55     $ 14.69    $ 13.88    $ 14.61
period

Income from Investment
Operations

 Net investment income            .03 C      .09 C      .04 C, E   .14 C      .15

 Net realized and unrealized      3.97       (1.48)     (4.62)     .87        (.91)
gain (loss)

 Total from investment            4.00       (1.39)     (4.58)     1.01       (.76)
operations

Less Distributions

 From net investment income       (.02)      (.05)      (.10)      (.23)      -

 In excess of net investment      -          -          (.07)      -          -
income

 From net realized gain           -          -          (.40)      -          -

 Total distributions              (.02)      (.05)      (.57)      (.23)      -

Redemption fees added to paid     .04        .02        .01        .03        .03
in capital

Net asset value, end of period   $ 12.15    $ 8.13     $ 9.55     $ 14.69    $ 13.88

TOTAL RETURN A, B                 49.80%     (14.44)%   (32.48)%   7.59%      (5.00)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 360,682  $ 223,339  $ 278,847  $ 755,346  $ 649,868
(000 omitted)

Ratio of expenses to average      1.46%      1.83%      1.32%      1.13%      1.10%
net assets

Ratio of expenses to average      1.43% D    1.79% D    1.32%      1.12% D    1.10%
net assets after expense
reductions

Ratio of net investment           .28%       1.07%      .22%       .95%       .90%
income to average net assets

Portfolio turnover rate           93%        95%        141%       102%       94%



   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
   B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
   C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
   D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES.
   E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.




You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's Web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-4008.

Fidelity Investments & (Pyramid) Design, Fidelity, Fidelity
Investments, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

FAST and Portfolio Advisory Services are service marks of FMR Corp.

   1.538563.102                              TIF-pro-    1299

SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 29, 1999
PROSPECTUS

On February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning March 1, 2000, purchases of shares of the funds will not be subject to a sales charge.

In addition, on February 17, 2000, the Board of Trustees of Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund authorized the reduction of each fund's redemption fee period from 90 days to 30 days. Redemptions after February 29, 2000, of shares held less than 30 days will be subject to a redemption fee of 1.00% of the amount redeemed.

On February 17, 2000, the Board of Trustees of Fidelity Pacific Basin Fund approved increasing the redemption fee from 1.00% to 1.50%. Redemptions after May 31, 2000 of shares held less than 90 days will be subject to a redemption fee of 1.50% of the amount redeemed.

The following information replaces similar information found under the heading "Average Annual Returns" found in the "Performance" section on page P-12.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge, which has been eliminated effective March 1, 2000, for Europe Fund and Europe Capital Appreciation Fund.

The following information replaces similar information found in the "Fee Table" section on page P-13.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Maximum sales charge (load)    3.00%A
on purchases (as a % of
offering price) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
Pacific Basin Fund, and
Southeast Asia Fund only

Sales charge (load) on         None
reinvested distributions

Deferred sales charge (load)   None
on redemptions

Redemption fee on shares held  1.50%
less than 90 days (as a % of
amount redeemed) for Canada
Fund, Emerging Markets Fund,
Hong Kong and China Fund,
Japan Fund, Japan Smaller
Companies Fund, Latin
America Fund, Nordic Fund,
and Southeast Asia Fund only

Redemption fee on shares held  1.50%
less than 90 days that are
redeemed after May 31, 2000
(as a % of amount redeemed)
for Pacific Basin Fund only

Redemption fee on shares held  1.00%
less than 90 days that are
redeemed on or before May
31, 2000 (as a % of amount
redeemed) for Pacific Basin
Fund only

Redemption fee on shares held  1.00%
less than 30 days (as a % of
amount redeemed) for Europe
Fund and Europe Capital
Appreciation Fund only

Annual account maintenance     $ 12.00
fee (for accounts under
$2,500)

A LOWER SALES CHARGES MAY BE AVAILABLE FOR ACCOUNTS OVER $250,000.

   The following information replaces similar information found in the "Fee Table" section on page P-14.

   ANNUAL FUND OPERATING EXPENSES     (PAID FROM FUND ASSETS)

HONG KONG AND CHINA FUND      Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.61%

                              Total annual fund operating  1.34%
                              expenses

JAPAN SMALLER COMPANIES FUND  Management fee               0.72%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.35%

                              Total annual fund operating  1.07%
                              expenses

NORDIC FUND                   Management fee               0.73%

                              Distribution and Service     None
                              (12b-1) fee

                              Other expenses               0.54%

                              Total annual fund operating  1.27%
                              expenses



The following information replaces similar information found in the "Fee Table" section on page P-15.

EUROPE FUND                  1 year    $ 98

                             3 years   $ 306

                             5 years   $ 531

                             10 years  $ 1,178

EUROPE CAPITAL APPRECIATION  1 year    $ 109
FUND

                             3 years   $ 340

                             5 years   $ 590

                             10 years  $ 1,306

The following information replaces the first three paragraphs under the heading "Buying Shares" found in the "Buying and Selling Shares" section on page P-23.

The price to buy one share of Europe Fund or Europe Capital Appreciation Fund is the fund's NAV. Each fund's shares are sold without a sales charge. The price to buy one share of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's offering price or the fund's NAV, depending on whether you pay a sales charge.

If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV.

The offering price of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, or Southeast Asia Fund is the fund's NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.

The following information replaces the second paragraph under the heading "Selling Shares" found in the "Buying and Selling Shares" section on page P-25.

Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Southeast Asia Fund will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after holding them less than 90 days. Europe Fund and Europe Capital Appreciation Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares after holding them less than 30 days. Pacific Basin Fund will deduct a short-term trading fee of 1.00% from the redemption amount if you sell your shares on or before May 31, 2000 after holding them less than 90 days, and will deduct a short-term trading fee of 1.50% from the redemption amount if you sell your shares after May 31, 2000 after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

The following information replaces similar information under the heading "Features" found in the "Account Features and Policies" section on page P-27.

PERSONAL WITHDRAWAL SERVICE
TO SET UP PERIODIC
REDEMPTIONS FROM YOUR
ACCOUNT TO YOU OR TO YOUR
BANK ACCOUNT.

FREQUENCY                    PROCEDURES
Monthly                      (small solid bullet) To set
                             up, call 1-800-544-6666.

                             (small solid bullet) To make
                             changes, call Fidelity at
                             1-800-544-6666 at least
                             three business days prior to
                             your next scheduled
                             withdrawal date.

                             (small solid bullet) Because
                             of Canada Fund's, Emerging
                             Markets Fund's, Hong Kong
                             and China Fund's, Japan
                             Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, and Southeast Asia
                             Fund's front-end sales
                             charge, you may not want to
                             set up a systematic
                             withdrawal program when you
                             are buying Canada Fund's,
                             Emerging Markets Fund's,
                             Hong Kong and China Fund's,
                             Japan Fund's, Japan Smaller
                             Companies Fund's, Latin
                             America Fund's, Nordic
                             Fund's, Pacific Basin
                             Fund's, or Southeast Asia
                             Fund's shares on a regular
                             basis.

The following information replaces similar information found in the "Fund Management" section on page P-30.

Effective April 2000, Ian Hart is manager of Europe Capital
Appreciation Fund, which he has managed since April 2000. Mr. Hart joined Fidelity in 1994 as an equity research analyst covering the European retail and diversified industrial sectors.

Effective April 2000, Patricia Satterthwaite is vice president and lead manager of Latin America Fund, and vice president and manager of Emerging Markets Fund, which she has managed since April 1993 and April 2000, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Satterthwaite has worked as an analyst and manager.

Effective April 1, 2000, the following information replaces similar information found in the "Fund Management" section on page P-30.

(small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for each fund. As of September 28, 1999, FIIA(U.K.)L had approximately $2.6 billion in discretionary assets under management. Currently, FIIA(U.K.)L is primarily responsible for choosing investments for Europe Fund and Nordic Fund. Currently, FIIA(U.K.)L provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for Canada Fund, Emerging Markets Fund, Europe Capital Appreciation Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Pacific Basin Fund, and Southeast Asia Fund.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

FDC distributes each fund's shares.

You may pay a sales charge when you buy your shares of Canada Fund, Emerging Markets Fund, Hong Kong and China Fund, Japan Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, Pacific Basin Fund, and Southeast Asia Fund.

FDC collects the sales charge.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.

                    SALES CHARGE

RANGES              AS A % OF OFFERING PRICE  AS AN APPROXIMATE % OF NET
                                              AMOUNT INVESTED

$0 - 249,999        3.00%                     3.09%

$250,000 - 499,999  2.00%                     2.04%

$500,000 - 999,999  1.00%                     1.01%

$1,000,000 OR MORE  NONE                      NONE

FDC may pay a portion of sales charge proceeds to securities dealers who have sold Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, or Southeast Asia Fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of a fund's offering price.

The following information replaces similar information found in the "Fund Distribution" section on page P-32.

Canada Fund's, Emerging Markets Fund's, Hong Kong and China Fund's, Japan Fund's, Japan Smaller Companies Fund's, Latin America Fund's, Nordic Fund's, Pacific Basin Fund's, and Southeast Asia Fund's sales charge will not apply: